UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403
January 10, 2025
Dear Fellow Stockholders:
You are cordially invited to join us for our 2025 Annual Meeting of Stockholders, which will be held on Thursday, February 27, 2025, at 8:00 a.m., central standard time. The annual meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the annual meeting as well as vote and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/JOUT2025 and entering the 16-digit control number included on your Notice or Proxy Card or the instructions that accompanied your proxy materials.
The Notice of Annual Meeting of Stockholders and the Proxy Statement that follow describe the business to be conducted at the annual meeting. Members of our Board of Directors and executive officer team will participate in the annual meeting and be available to answer questions regarding the Company.
Your vote is very important. Whether or not you attend or participate in the virtual meeting, we encourage you to submit your proxy through the Internet or by mail. This will ensure that your shares are represented at the meeting. Even if you submit a proxy, you may revoke it at any time before it is voted. If you attend the meeting and wish to vote online during the virtual meeting, you will be able to do so using the 16-digit control number included on your Notice of Annual Meeting or Proxy Card or the instructions that accompanied your proxy materials.
We appreciate your continued support of our Company.

Sincerely

HELEN P. JOHNSON-LEIPOLD
Chairman of the Board

JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 27, 2025
AS A VIRTUAL MEETING

Date: February 27, 2025 Time: 8:00 a.m., central standard time Place: www.virtualshareholdermeeting.com/JOUT2025 Record Date: December 19, 2024
Agenda:

(1)
To elect nine directors to serve for the ensuing year.

(2)
To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending October 3, 2025.

(3)
To approve a non-binding advisory proposal on executive compensation.

(4)
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on Thursday, December 19, 2024, will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect three directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors. The holders of Class A common stock and Class B common stock, voting together, as a single class, are entitled to vote on the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year, the non-binding advisory proposal on executive compensation, and to transact such other business as may properly come before the meeting of any adjournment or postponement thereof. All shareholders of record are cordially invited to attend and participate in the meeting virtually. Shareholders of record may vote and submit questions while connected to the Annual Meeting on the Internet. Whether or not you plan to attend and participate in the virtual annual meeting, please complete, sign, date and return the enclosed proxy in the accompanying self-addressed postage pre-paid envelope or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet (or, if your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct it to vote your shares) as soon as possible. If you attend and participate in the virtual meeting and wish to vote during the virtual meeting, you will be able to do so using the 16-digit control number included on your Notice or Proxy Card or the instructions that accompanied your proxy materials.

By Order of the Board of Directors

Secretary & Chief Legal Officer
Racine, Wisconsin
January 10, 2025

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information you should consider, and you should read the entire proxy statement and our Fiscal 2024 Annual Report on Form 10-K carefully before voting.
2025 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	February 27, 2025 at 8:00 a.m., central standard time
Place:	www.virtualshareholdermeeting.com/JOUT2025
Record Date:	December 19, 2024

VOTING MATTERS AND BOARD RECOMMENDATION

Voting Matter		Board Recommendation	Page Number with More Information
Proposal 1:	To elect nine directors to serve for the ensuing year.	FOR each nominee	6
Proposal 2:	To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending October 3, 2025.	FOR	21
Proposal 3:	To approve a non-binding advisory proposal on executive compensation.	FOR	50

DIRECTOR NOMINEES

				Committee Memberships
Nominee	Age	Director Since	Independent	A	C	E	NCGC
Class A
John M. Fahey, Jr.	73	2001	✔		✔	✔	C
Paul G. Alexander	64	2021	✔				✔
Jeffrey M. Stutz	54	2023	✔	✔
Class B
Helen P. Johnson-Leipold	68	1994				✔
Katherine Button Bell	66	2014	✔		C		✔
Edward Stevens	56	2016	✔	✔			✔
Edward F. Lang	62	2006	✔	C			✔
Richard (“Casey”) Sheahan	69	2014	✔	✔	✔
Liliann Annie Zipfel	56	2021	✔		✔

A	Audit Committee
C	Compensation Committee
E	Executive Committee
NCGC	Nominating & Corporate Governance Committee

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PROXY STATEMENT SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

•	8 of 9 Director Nominees are Independent	•	Code of Ethics for Senior Officers
•	Annual Election of All Directors	•	Non-Employee Directors Regularly Meet Without Management Present
•	Annual Board and Committee Evaluations	•	Code of Conduct for Employees and Directors
•	Oversight of Risk Management (including with respect to the design of compensation programs, Enterprise Risk Management, and Cybersecurity)	•	Formal Corporate Governance Guidelines

2024 COMPENSATION
SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Helen P. Johnson-Leipold, Chairman and Chief Executive Officer	2024	$893,918	—	$1,150,016	—	$37,386	$2,081,320
	2023	$860,821	$92,969	$1,149,478	—	$44,483	$2,147,751
	2022	$829,511	$95,186	$1,150,005	$266,522	$105,432	$2,446,656
David W. Johnson, Vice President and Chief Financial Officer	2024	$494,190	—	$524,982	—	$26,632	$1,045,804
	2023	$472,424	$196,770	$524,984	—	$32,443	$1,226,621
	2022	$441,692	$32,067	$512,451	$86,726	$48,983	$1,121,919

For more information, visit page 35.

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PROXY STATEMENT SUMMARY

EXECUTIVE COMPENSATION HIGHLIGHTS

✔	Members of Compensation Committee are Independent
✔	Pay for Performance
✔	No Tax Gross-up for Compensation Programs
✔	Clawback Policy
✔	No Employment Agreements
✔	No Severance or Termination Pay to Named Executive Officers

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JOHNSON OUTDOORS INC.
555 Main Street
Racine, Wisconsin 53403
PROXY STATEMENT
For The 2025 Annual Meeting of Shareholders
To Be Held Virtually On February 27, 2025
Important Notice Regarding the Availability of Proxy Materials for the
2025 Virtual Annual Meeting of Shareholders to be held on February 27, 2025:

The Notice of Annual Meeting, this Proxy Statement and the Accompanying Annual Report on Form 10-K are Available at www.proxyvote.com
This Proxy Statement, which is first being mailed on or about January 10, 2025, to shareholders of record as of the close of business on December 19, 2024, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Outdoors Inc. (the “Company”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, to be used at the Annual Meeting of Shareholders of the Company to be held virtually on Thursday, February 27, 2025 at 8:00 a.m., central standard time, at the following weblink: www.virtualshareholdermeeting.com/JOUT2025 and at any adjournment or postponement thereof (the “Annual Meeting”).
You may vote in any of the following ways:
1)
attend the Annual Meeting virtually and vote online during the meeting using your 16-digit control number included on your Notice of Annual Meeting or Proxy Card or the instructions that accompanied your proxy materials. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement. If you do not comply with the procedures, you will not be admitted to, or able to participate in, the virtual Annual Meeting;

2)	complete the enclosed proxy card and then sign, date and return it in the postage pre-paid envelope provided; or
3)	vote by telephone or the Internet by following the instructions supplied on the proxy card.
If you submit a proxy now, your right to vote at the Annual Meeting is not waived should you decide to attend and vote online during the virtual meeting.
Shares represented by a properly executed proxy will be voted at the Annual Meeting and, when instructions have been given by the shareholder, will be voted in accordance with those instructions. If you submit a proxy without giving voting instructions, the persons named as proxies on the proxy card will vote your shares: (1) FOR the election of the directors named in this Proxy Statement, (2) FOR the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 3, 2025, and (3) FOR approval of the non-binding advisory proposal on executive compensation.
As of the date of this Proxy Statement, the Company does not expect any matters to be voted upon at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders. If any other matters properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, a properly executed proxy gives the persons named as proxies on the proxy card authority to vote on such matters. The individuals named and acting as proxies will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting.

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PROXY STATEMENT

You may revoke your proxy at any time before it is actually voted by giving written notice of revocation to the Secretary of the Company, by attending the Annual Meeting virtually and voting online or by submitting a duly executed proxy to the Company bearing a later date. Attendance and participating online in the Annual Meeting will not, by itself, revoke a proxy. If you have given voting instructions to a broker, nominee, fiduciary or other custodian that holds your shares in “street name,” you may revoke those instructions by following the directions given by the broker, nominee, fiduciary or other custodian. If a shareholder properly signs and returns the proxy card but does not specify how to vote, then the shareholder’s shares will be voted FOR the election of the directors listed in the enclosed proxy, FOR the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year, and FOR approval of the non-binding advisory proposal on executive compensation.
Telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that the shareholder must bear.
The record date for shareholders entitled to notice of and to vote at the Annual Meeting is December 19, 2024. On the record date, the Company had outstanding and entitled to vote 9,119,752 shares of Class A common stock and 1,207,760 shares of Class B common stock. A majority of the votes entitled to be cast at the Annual Meeting, represented either in person (including attending virtually) or by proxy, shall constitute a quorum with respect to the meeting. Holders of Class A common stock, voting as a separate class, elect three directors and are entitled to one vote per share for directors designated to be elected by holders of Class A common stock. Holders of Class B common stock elect the remaining directors and are entitled to one vote per share for directors designated to be elected by holders of Class B common stock. Holders of Class A common stock and Class B common stock voting together as a single voting group are entitled to vote on the proposal to ratify RSM US LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year and to vote to approve the non-binding advisory proposal on executive compensation. The holders of Class A common stock are entitled to one vote per share, while holders of Class B common stock are entitled to ten votes per share on these proposals where Class A common stock and Class B common stock vote together as a single voting group. Approval of any other matter not specified in the Notice of Annual Meeting of Shareholders that may properly be presented at the Annual Meeting will require that the number of votes properly cast in favor of such matter exceed the number of votes properly cast against such matter, with the holders of the Class A common stock entitled to one vote per share and the holders of Class B common stock entitled to ten votes per share. Abstentions and broker non-votes (i.e., shares held by brokers in “street name,” voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether the directors are elected or whether such other matters are approved. The Inspector of Election appointed by our Board of Directors will count the votes and ballots.

Notice: The Annual Report to Shareholders, which contains certain additional information about the Company not required to be included in our Annual Report on Form 10-K, is available this year to shareholders at https://www.johnsonoutdoors.com/annual-report, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.

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PROPOSAL 1: ELECTION OF DIRECTORS
Nine directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company’s Articles of Incorporation provide that holders of the Company’s Class A common stock have the right to elect 25 percent, or the next highest whole number, of the authorized number of directors and the holders of the Company’s Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will be entitled to elect three directors and holders of Class B common stock will be entitled to elect six directors. John M. Fahey, Jr., Paul G. Alexander and Jeffrey M. Stutz (the “Class A Directors”) are the Board nominees designated to be voted on by the holders of Class A common stock, and Helen P. Johnson-Leipold, Katherine Button Bell, Edward F. Lang, Richard (“Casey”) Sheahan, Edward Stevens, and Liliann Annie Zipfel (the “Class B Directors”) are the Board nominees designated to be voted on by the holders of Class B common stock. As indicated below, the individuals nominated by our Board of Directors are all incumbent directors.
Properly completed proxies (whether by Internet, telephone or mail) received from holders of Class A common stock will, unless otherwise directed, be voted for the three nominee Class A Directors and properly completed proxies (whether by Internet, telephone or mail) received from holders of Class B common stock will, unless otherwise directed, be voted for the six nominee Class B Directors. Proxies of holders of Class A common stock cannot be voted for more than three persons and proxies of holders of Class B common stock cannot be voted for more than six persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case assuming a quorum is present at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting by such class. Consequently, the nine directors receiving the most votes, taking into account the Company’s two class voting structure, will be elected to the Board of Directors.
Director Qualifications
The following table provides information as of the date of this Proxy Statement about each nominee for election to the Board of Directors at the Annual Meeting. The Company anticipates the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors and taking into account our two class voting structure, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors). The information presented includes information each nominee or director has given the Company about his or her age, his or her principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. The Nominating and Corporate Governance Committee regularly evaluates the mix of experience, qualifications, attributes and skills of the Company’s directors using a matrix of areas that the Committee considers important for the Company’s business and its strategic objectives. In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee to the conclusion that the nominee should serve as a director, the Nominating and Corporate Governance Committee also considered the qualifications and criteria described below under “Corporate Governance Matters – Director Nominations” with the objective of creating a complementary mix of directors. Moreover, additional information regarding Board diversity is set forth below under “Corporate Governance Matters – Board Diversity and Disclosure.”

6

PROPOSAL 1: ELECTION OF DIRECTORS

Class A Directors

Paul G. Alexander
Age: 64 Director Since: 2021
Chief Marketing Officer for the Boston University Questrom School of Business. He is responsible for the design, execution and assessment of marketing and communications strategies and plans that build Questrom’s global visibility and brand reputation in support of the Business School’s strategic goals. Prior to joining Questrom, Mr. Alexander was the Chief Marketing and Communications Officer of Eastern Bank based in Boston, Massachusetts from 2015 to June 2021. Before Eastern Bank, Mr. Alexander served as Executive Vice President and Chief Communications Officer for Liberty Mutual Insurance, where he held responsibility for all corporate brand marketing, advertising, communications, public relations, meeting management and event strategy, and major sports sponsorships. Previously, he was Vice President of Global Advertising and Design for the Campbell Soup Company. Prior to Campbell’s, he spent fifteen years at Procter and Gamble as a Director of Advertising Development and a Brand Manager. Mr. Alexander serves on the Executive Committee of the Board of the Association of National Advertisers (ANA), the largest marketing trade association in the U.S., where he serves as Treasurer and Chair of the Finance Committee. He is also chair of the Board of Directors for The Partnership, Incorporated. Mr. Alexander’s extensive experience in branding, marketing, communications, strategy, along with his general business skills, led to the determination that he should serve as a director.

John M. Fahey, Jr.
Age: 73 Director Since: 2001
Appointed Lead-Independent Director at Johnson Outdoors Inc., in 2022. Non-Executive Chairman of the Board of Directors of Time Inc., from June 28, 2017 to April 2018, previously serving as Lead Independent Director. Retired as Chairman of the National Geographic Society, a nonprofit scientific and educational organization, in 2016; served as its CEO from 1998 through 2013. President of the National Geographic Society from 1998 to December 2010. Member of the Board of Regents of the Smithsonian Institution since 2014 and Director of Lindblad Expeditions Holdings. The skills and experience acquired by Mr. Fahey through these positions, which led to the conclusion that he should serve as a director, include leadership, strategic planning, international business, corporate transactions and enterprise risk management, together with familiarity with several of the Company’s markets and industries.

Jeffrey M. Stutz
Age: 54 Director Since: 2023
Chief Financial Officer at MillerKnoll, Inc. Jeff was a key architect of the transformative merger of Herman Miller with Knoll Furniture. He joined the company in 2001 as Manager of Financial Reporting and later served in a variety of finance leadership roles, including Vice President of Investor Relations, Treasurer and Chief Accounting Officer. Prior to joining MillerKnoll (formerly known as Herman Miller, Inc.) in 2001, he worked at Donnelly Corporation, a publicly traded automotive supplier based in Holland, Michigan, where he held roles in financial operations and corporate accounting. Mr. Stutz’s extensive experience in the areas of finance, accounting, public company reporting, M&A, capital markets and his general business skills, led to the determination that he should serve as a director.

7

PROPOSAL 1: ELECTION OF DIRECTORS

Class B Directors

Helen P. Johnson-Leipold
Age: 68 Director Since: 1994
Chairman and Chief Executive Officer of the Company since 1999. Chairman and Director of Johnson Bank and Johnson Financial Group, Inc., Director of S.C. Johnson, a global manufacturer of household consumer products. Chairman of The Johnson Foundation at Wingspread and its Board of Trustees. These experiences, along with 15 years in various executive positions at S.C. Johnson & Son, Inc. and 8 years at Foote, Cone & Belding Advertising, have provided Ms. Johnson-Leipold with extensive leadership and management experience; including, strategic planning, marketing, new product development, market research, operations, manufacturing, corporate communication, corporate transactions, international business, as well as a deep knowledge of the Company’s industry, businesses and strategic evolution, all of which led to the determination that she is particularly qualified to serve as a director.

Liliann Annie Zipfel
Age: 56 Director Since: 2021
Executive Vice President of Media at Ovative, a digital media and measurement agency that buys and measures media. In this role, Ms. Zipfel is responsible for leading the teams that buy and optimize a myriad of media types for a wide range of clients across retail, consumer goods, healthcare and non-profits. Prior to this role, Ms. Zipfel was Senior Vice President and Chief Marketing Officer at Andersen Corporation from 2018 to September, 2022. At Andersen, Ms. Zipfel was responsible for enterprise brand management, all digital, web, social media, product management, customer insight and analytics, and specialty business portfolio. Ms. Zipfel has spent her career in marketing serving in a variety of leadership roles in retail and consumer goods organizations. Prior to her role at Andersen Corporation, Ms. Zipfel served as Starbucks’ Global Vice President of Category and Brand for the Roastery and Reserve brands from 2015 to 2018, the company’s premium and flagship segments. Prior to this role, Ms. Zipfel held marketing leadership positions at REI, Target Corporation and General Mills. Ms. Zipfel’s extensive experience in marketing, customer insights and analytics, digital strategy, retail and ecommerce, along with her business strategy skills, led to the determination that she should serve as a director.

Katherine Button Bell
Age: 66 Director Since: 2014
Ms. Button Bell served as the first Chief Marketing Officer of Emerson Electric Co. from 1999 to her December 2022 retirement. In that role, she also served as Senior Vice President and a member of Emerson’s Office of the Chief Executive since 2016. Ms. Button Bell was Director of the Board of Business Marketing Association from 2010 to 2017, its Chairwoman from 2013 to 2014, and Vice Chairwoman from 2012 to 2013. She was inducted into the ANA Business Association Marketing Hall of Fame in 2018. In the past, she’s also served as Director and member of the Compensation Committee of Sally Beauty Holdings, held senior marketing positions at Converse Inc. and Wilson Sporting Goods, and was President of Button Brand Development, a strategic marketing consulting firm. Ms. Button Bell brings her expertise in global marketing, digital strategy and market research, as well as her outdoor industry experience, to her role as a director.

8

PROPOSAL 1: ELECTION OF DIRECTORS

Edward Stevens
Age: 56 Director Since: 2016
Founder and Chief Executive Officer of Scoot, Inc., an enterprise virtual communication platform, since July 2017. Chairman of the Board for Demand Q, a software-based peak demand energy solution since March 2018. Board member of Cellucomn, a sustainable materials manufacturing company. Strategic Board Advisor for KIBO Software, Inc., an eCommerce platform from November, 2016 to October, 2017, and Chief Operating Officer of KIBO from December, 2015 to November, 2016. Founder and Chief Executive Officer of Shopatron, a leading provider of cloud-based, eCommerce order management systems from 2001 to 2015. Mr. Stevens’ extensive experience in digital strategy, ecommerce, and omni-channel distribution, along with his international business strategy skills, led to the determination that he should serve as a director.

Edward F. Lang
Age: 62 Director Since: 2006
Senior Vice President and Chief Financial Officer of the New Orleans Saints, a National Football League team, and the New Orleans Pelicans, a National Basketball Association team, since 2012. President of Business Operations and Alternate Governor of the Nashville Predators, a National Hockey League team, from 2007 to 2010. Executive Vice President of Finance and Administration and Chief Financial Officer of the Nashville Predators from 2004 until 2007 and Senior Vice President and Chief Financial Officer of the Nashville Predators from 1997 until 2003. Mr. Lang has broad experience in financial matters, accounting and auditing from his activities as a chief financial officer, together with experience in corporate transactions, operations and enterprise risk management. Mr. Lang also has experience in leisure industries and consumer products. This broad financial and other business experience led to the conclusion that he should serve as a director.

Richard (“Casey”) Sheahan
Age: 69 Director Since: 2014
Former Chief Executive Officer of Simms Fishing Products LLC, a company engaged in the manufacturing, marketing and sale of fishing related products for anglers to stay dry and protected from the elements, from November 1, 2017 to October, 2022. President of Keen Footwear, a company engaged in the business of the marketing, sale and distribution of footwear, from October 1, 2016 to October 31, 2017. President and CEO of Patagonia, Inc. and Lost Arrow Corporation from 2005 to 2014. Director and member of the Executive Committee of the Outdoor Industry Association from 2009 to 2014. Mr. Sheahan previously held senior leadership and marketing positions at Kelty, Inc., Wolverine Worldwide, Inc., Merrell Outdoor Division and Nike, Inc., and served in a variety of senior positions with several outdoor-oriented publications. Mr. Sheahan’s extensive experience in the outdoor industry, along with his skills in marketing, leadership and sustainable business practices led to the determination that he should serve as a director.

Board of Directors Recommendation

The Company’s Board of Directors recommends that shareholders vote “FOR” the election of each nominee listed above as a director of Johnson Outdoors Inc.

9

DIRECTORS’ MEETINGS AND COMMITTEES
Meetings and Attendance
The Board of Directors has standing Executive, Audit, Compensation, and Nominating and Corporate Governance Committees. During the year ended September 27, 2024 (“fiscal 2024”), there were seven meetings of the Board of Directors, seven meetings of the Audit Committee, four meetings of the Compensation Committee, three meetings of the Nominating and Corporate Governance Committee and no meetings of the Executive Committee. Each director attended at least 75 percent of the aggregate number of (i) meetings of the Board of Directors held during the period for which he or she was a director during fiscal 2024 and (ii) meetings of the committees on which the director served during fiscal 2024.
Executive sessions or meetings of outside (non-management) directors without management present are held regularly for a general discussion of relevant subjects. In fiscal 2024, the outside directors met in executive session at least two times in accordance with the requirements of the NASDAQ Stock Market.

Name	Executive Committee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John M. Fahey, Jr.
Jeffrey M. Stutz
Paul G. Alexander
Helen P. Johnson-Leipold
Katherine Button Bell
Edward Stevens
Edward F. Lang
Richard (“Casey”) Sheehan
Liliann Annie Zipfel

10

DIRECTORS’ MEETINGS AND COMMITTEES

Committees

Executive Committee Committee Members Helen P. Johnson-Leipold John M. Fahey, Jr. Number of meetings in 2024: 0	Key Responsibilities

The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and in discharging the Board of Directors’ responsibilities with respect to the management of the business and affairs of the Company when it is impracticable for the full Board to act. Present members of the Executive Committee are Ms. Johnson-Leipold and Mr. Fahey.

Audit Committee Committee Members Edward F. Lang Edward Stevens Jeffrey M. Stutz Richard (“Casey”) Sheahan Number of meetings in 2024: 7	Key Responsibilities

The Audit Committee presently consists of Messrs. Lang (Chairman), Stevens, Stutz and Sheahan. The Audit Committee’s primary duties and responsibilities are to: (1) appoint the Company’s independent registered public accounting firm and determine its compensation; (2) serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures; (3) review, evaluate and oversee the audit efforts of the Company’s independent registered public accounting firm and internal auditors; (4) provide an open avenue of communication among the independent registered public accounting firm, management, the internal auditors and the Board of Directors; and (5) prepare the Audit Committee Report required to be included in the Company’s annual proxy statement. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee’s report required by the rules of the Securities and Exchange Commission (“SEC”) appears beginning on page 19.

Compensation Committee Committee Members Katherine Button Bell John M. Fahey, Jr. Richard (“Casey”) Sheahan Liliann Annie Zipfel Number of meetings in 2024: 4	Key Responsibilities

The Compensation Committee presently consists of Ms. Button Bell (Chairman), Messrs. Fahey and Sheahan and Ms. Zipfel. The Compensation Committee administers the Company’s compensation programs and the compensation of the Company’s directors, officers and, at the option of the Committee, other managerial personnel of the Company and its subsidiaries, including, without limitation, fixing the cash compensation of such persons, establishing and administering benefit plans for such persons and determining benefits thereunder. Generally, the Compensation Committee also administers all incentive compensation and equity-based plans, such as stock option, restricted stock and restricted stock unit plans, in accordance with the terms of such plans, and approves awards under the incentive compensation and equity-based plans. The Compensation Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of the Company’s outside directors.

11

DIRECTORS’ MEETINGS AND COMMITTEES

Nominating and Corporate Governance Committee Committee Members John M. Fahey, Jr. Edward F. Lang Edward Stevens Katherine Button Bell Paul G. Alexander Number of meetings in 2024: 3	Key Responsibilities

The Nominating and Corporate Governance Committee presently consists of Messrs. Fahey (Chairman), Lang, Stevens and Alexander, and Ms. Button Bell. The Nominating and Corporate Governance Committee provides assistance to the Board of Directors in fulfilling its responsibilities by: (1) identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by the shareholders of the Company; (2) identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors; (3) reporting annually to the Board of Directors regarding the Nominating and Corporate Governance Committee’s evaluation and assessment of the performance of the Board, and (4) taking a leadership role in shaping the corporate governance of the Company.

Charters of Committees
The Board of Directors has adopted a written charter for each of its Committees which may be amended from time to time. The Company makes available copies of each of these charters on its website at www.johnsonoutdoors.com, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.

12

CORPORATE GOVERNANCE MATTERS
The Company is committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Company and its shareholders. The Board of Directors has adopted Corporate Governance Guidelines which the Company has published on its website at www.johnsonoutdoors.com.
Director Independence
The Board of Directors has determined that the Company is a “Controlled Company,” as defined in NASDAQ Stock Market Listing Rule 5615(a)(7). The Board has based this determination on the fact that Helen P. Johnson-Leipold is deemed to be the beneficial owner of more than 50 percent of the voting power of the Company. The Company, therefore, is exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirement to maintain a Nominating and Corporate Governance Committee and a Compensation Committee composed entirely of independent directors. Notwithstanding such exemption, the Board of Directors has reviewed the independence of the nominees for election to the Board at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based upon this review, of the nine nominees, the Board of Directors has determined that each of the following nominee directors was independent under the NASDAQ listing standards:

Paul G. Alexander
Katherine Button Bell
John M. Fahey, Jr.
Edward F. Lang
Richard (“Casey”) Sheahan
Edward Stevens
Jeffrey M. Stutz
Liliann Annie Zipfel

The Board of Directors determined that Ms. Johnson-Leipold was not independent in accordance with the NASDAQ standards because she is an executive officer of the Company.
Board Leadership Structure
The Board of Directors determines whether it is appropriate to combine or separate the roles of Chairman of the Board and Chief Executive Officer depending on the Company’s circumstances at the time. Ms. Johnson-Leipold currently serves as the Company’s Chief Executive Officer and as Chairman of the Board of Directors. Ms. Johnson-Leipold possesses extensive experience in the industries in which the Company operates, and in-depth knowledge of the issues, opportunities and challenges the Company faces, and is thus best positioned to develop agendas and highlight issues that ensure that the Board of Directors’ time and attention are focused on the most critical matters. In addition, the Board of Directors has determined that this leadership structure is optimal because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability. Having one person serve as Chairman and Chief Executive Officer also enhances the Company’s ability to communicate its message and strategy clearly and consistently to its shareholders, employees, and business partners, particularly during times of turbulent economic and industry conditions. Although the Company believes that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, it will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, separation of these offices would serve the Company’s best interests and the best interests of its shareholders.

13

CORPORATE GOVERNANCE MATTERS

John M. Fahey, Jr., serves as the Company’s Lead Independent Director/Vice Chairman of the Board. In his capacity as lead outside or independent director, Mr. Fahey coordinates the activities of the independent directors and serves as a liaison between the Chairman and the independent directors. Mr. Fahey also presides at the executive sessions of the independent directors and has the authority to call additional executive sessions or meetings of the independent directors.
Board Diversity and Disclosure
The following table reflects Johnson Outdoors’ Board Diversity Matrix as of September 27, 2024, disclosed in accordance with former Nasdaq Rule 5606, as self-disclosed by the current incumbent directors to Johnson Outdoors. In light of a recent federal court of appeals decision to vacate the rule, Johnson Outdoors will reevaluate the benefit of continuing to disclose the Board diversity matrix in future proxy statements based on various relevant facts and circumstances, including whether disclosure would serve the Company’s best interests and the best interests of its shareholders.

Board Diversity Matrix (As of September 27, 2024)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

The Board’s Role in Risk Oversight
The Company has established a Risk Committee, which is primarily responsible for the Company’s enterprise risk assessment and enterprise risk management oversight. The Risk Committee is co-chaired by the Company’s Chief Financial Officer and Chief Legal Officer and includes various other members of senior management. The role of the Board of Directors in the Company’s risk oversight process includes receiving reports and presentations from the Risk Committee or other senior management leaders on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, reputational, cybersecurity and Environmental, Social and Governance (“ESG”) related risks and any measures taken to mitigate such risks. In addition, the Board of Directors regularly reviews and discusses areas of material risk at its meetings. In essence, the Board of Directors oversees a company-wide approach to risk management, carried out by Company management. With respect to cybersecurity risk, the Board (through the Audit Committee) periodically reviews information on management’s policies and processes related to the Company’s cybersecurity and data-protection, including related to monitoring, controlling and mitigating against such risks, and the entire Board receives periodic updates on the Company’s cybersecurity risk management processes.
As noted above, the Company has established a Risk Committee, which is primarily responsible for the Company’s enterprise risk assessment and overseeing enterprise risk management. Notwithstanding such delegation of responsibility by the Company’s Board of Directors, the Board has reserved to the Company’s Compensation Committee primary oversight responsibility to ensure that compensation programs and practices

14

CORPORATE GOVERNANCE MATTERS

of the Company do not encourage unreasonable or excessive risk-taking and that any risks are subject to appropriate controls. As part of this process, the Company (with the oversight of the Compensation Committee) designs the Company’s overall compensation programs and practices, including incentive compensation for both executives and non-executive employees, in a manner intended to support its strategic priorities and initiatives to enhance long-term sustainable value without encouraging unnecessary or unreasonable risk-taking. At the same time, the Company recognizes that its goals cannot be fully achieved while avoiding all risk. The Compensation Committee (along with assistance from management) periodically reviews the Company’s compensation programs and practices in the context of its risk profile, together with its other risk mitigation and risk management programs, to ensure that these programs and practices work together for the long-term benefit of the Company and its shareholders. Based on its recently completed review of the Company’s compensation programs, the Compensation Committee concluded that the Company’s incentive compensation policies for both executive and non-executive employees have not materially and adversely affected the Company by encouraging unreasonable or excessive risk-taking in the recent past, are not likely to have a material adverse effect in the future and provide for multiple and reasonably effective safeguards to protect against unnecessary or unreasonable risk-taking.
Director and Executive Stock Ownership Guidelines
Effective June 3, 2022, the Company’s Board of Directors adopted Stock Ownership Guidelines for certain Company executives and all of the non-employee members of the Company’s Board of Directors, which are effective beginning on the five-year anniversary of the adoption date. The Guidelines establish minimum levels of stock ownership for certain executives and all the non-employee members of the Board and are administered by the Compensation Committee of the Board of Directors. The Board of Directors believes these Guidelines will help further align the interests of management and the Board with the interests of shareholders and to focus the Company’s directors and executives on the long-term success of the Company. A copy of the Company’s Stock Ownership Guidelines, which may be amended from time to time, is available on its website at www.johnsonoutdoors.com, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.
Director Nominations
The Company has a standing Nominating and Corporate Governance Committee. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the NASDAQ Stock Market.
The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders. Recommendations for consideration by the Nominating and Corporate Governance Committee should be sent to the Secretary of the Company in writing, together with appropriate biographical information concerning each proposed nominee, including the following information: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of the common stock (of each class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934, as amended; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of the common stock (regardless of class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by the shareholder making the recommendation. The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. The Company’s Bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of intent to make such a nomination to the Secretary of the Company in advance

15

CORPORATE GOVERNANCE MATTERS

of the meeting in compliance with the terms and within the time period specified in the Bylaws. Pursuant to these requirements, a shareholder must give a written notice of intent to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee of the Board of Directors seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. In addition, the Nominating and Corporate Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Corporate Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. In addition, the Nominating and Corporate Governance Committee believes that the following specific qualities and skills are necessary for all Company directors to possess:
•	A director should be highly accomplished in his or her respective field, with superior credentials and recognition.
•
A director should have expertise and experience relevant to the Company’s business and strategic objectives, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•	A director must have time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.
•
The Company does not have a formal policy for the consideration of diversity by the Nominating and Corporate Governance Committee in identifying nominees for director. Diversity is one of the factors the Nominating and Corporate Governance Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics. See “Corporate Governance Matters – Board Diversity and Disclosure” for additional information on the diversity of the composition of our Board of Directors.

In 2019, based on a recommendation from the Nominating and Corporate Governance Committee, the Board of Directors adopted a director retirement age of 75 in the Company’s Corporate Governance Guidelines, which are posted on the Company’s website located at www.johnsonoutdoors.com.
Communications between Shareholders and the Board of Directors; Director Attendance at Annual Meetings
Shareholders may communicate with the Board of Directors by writing to the Board of Directors (or, at the shareholder’s option, to a specific director) care of the Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403. Subject to the conditions described below, the Secretary will ensure that this communication (assuming it is properly addressed to the Board of Directors or to a specific

16

CORPORATE GOVERNANCE MATTERS

director) is delivered to the Board of Directors or the specified director, as the case may be. Each such communication should indicate that the sender is a shareholder of the Company and that the sender is directing the communication to one or more individual directors or to the Board of Directors as a whole.
All communications will be compiled by the Company’s Secretary and submitted to the Board of Directors or the individual directors on an as needed basis unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or its business or communications that relate to improper or irrelevant topics. The Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about the Company or where it is a stock-related matter.
Directors are encouraged to attend the Company’s Annual Meeting of Shareholders. All the incumbent directors who were serving as a director at the time of the meeting attended the Company’s Virtual Annual Meeting of Shareholders that occurred on February 28, 2024.
Employee Code of Conduct and Code of Ethics; Corporate Governance Guidelines; and Procedures for Reporting of Accounting Concerns
The Company has adopted an Employee Code of Business Conduct (the “Code of Conduct”). The Company requires all directors, officers and employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires the Company’s directors, officers and employees to avoid conflicts of interest, comply with all applicable laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interests. The Company has placed a copy of the Code of Conduct on its website located at www.johnsonoutdoors.com. In addition, all directors, officers and salaried employees are required to complete compliance training on the Code of Conduct and certain other subjects.
The Company also adopted a Code of Ethics for the Chief Executive Officer and Senior Financial and Accounting Officers (the “Code of Ethics”), which governs the conduct of the Company’s Chief Executive Officer, Chief Financial Officer and its other senior financial and accounting officers and executives. The Code of Ethics supplements the Code of Conduct and is intended to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; provide full, fair, accurate, timely and understandable disclosure in the Company’s public documents; promote compliance with applicable laws and regulations; ensure the prompt reporting of violations of the Code of Ethics; and provide accountability for adherence to the Code of Ethics. The Company has placed a copy of the Code of Ethics on its website located at www.johnsonoutdoors.com. The Company intends to disclose any amendments to, or waivers from, the Code of Ethics on its corporate website.
In addition, the Company has adopted a set of Corporate Governance Guidelines (the “Corporate Governance Guidelines”). The Corporate Governance Guidelines have been established to assist the Board of Directors in the exercise of its responsibilities and to reflect the Board’s commitment to monitoring the effectiveness of policy and decision making at both the Board and management levels. The Corporate Governance Guidelines address issues such as composition of the Board, director retirement requirements, independence criteria for Board members, Board leadership, evaluating performance of the Board, directors’ responsibilities, the Board’s relationship with senior management, Committee matters and director continuing education. The Company has placed a copy of the Corporate Governance Guidelines on its website located at www.johnsonoutdoors.com.
Further, the Company has established “whistle-blower procedures” which provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide protections to employees who report possible Company misconduct.

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CORPORATE GOVERNANCE MATTERS

Assessing the Performance of the Board and Individual Directors
The Nominating and Corporate Governance Committee is responsible for annually reporting to the Board of Directors regarding the Committee’s assessment and evaluation of the performance of the Board as a whole. This report and assessment is discussed with the full Board and includes specific review of performance areas in which the Nominating and Corporate Governance Committee believes a better contribution could be made. The purpose of this assessment and evaluation is to increase the effectiveness of the Board as a whole and not necessarily to focus on individual Board members.
Insider Trading and Hedging and Margin Account Policies
The Company has adopted an Insider Trading Policy applicable to all of the Company’s and its designated subsidiaries’ employees, officers, directors and consultants with respect to transactions in the Company’s securities. A copy of this Policy is available on the Company’s website at www.johnsonoutdoors.com, 24 hours a day and free of charge. This Policy has been reasonably designed to promote compliance by the Company and its employees, officers, and directors with all applicable insider trading laws, rules and regulations and with applicable listing standards of the Nasdaq Stock Market on which the Company’s Class A common stock trades. Moreover, as part of this Policy, the Company’s stock trading policies prohibit directors and the Company’s employees, including its executive officers, from (i) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock, including zero-cost collars and forward sale contracts; (ii) engaging in short sales related to the Company’s common stock; and (iii) maintaining margin accounts. Pursuant to the terms and condition of the Company’s Insider Trading Policy, all transactions in Johnson Outdoors securities by directors and executive officers must be pre-cleared with the Company’s Chief Financial Officer and Chief Legal Officer.

18

AUDIT COMMITTEE MATTERS
Audit Committee Report
The Audit Committee is currently comprised of four members of the Company’s Board of Directors. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Audit Committee is independent under the applicable standards and rules of the NASDAQ Stock Market and the rules of the SEC. The duties and responsibilities of the Company’s Audit Committee are set forth in the Audit Committee Charter, which may be found on the Company’s website at www.johnsonoutdoors.com.
In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal control over financial reporting and related internal controls and procedures rests with management, and the Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements. In discharging its oversight responsibility as to the audit process, the Audit Committee has:
•
reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 27, 2024 with the Company’s management and with the Company’s independent registered public accounting firm;

•
discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•
received and discussed with the Company’s independent registered public accounting firm the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and

•	discussed with the independent registered public accounting firm without management present the firm’s independence.
Based upon the above-described review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2024 for filing with the SEC.

The Audit Committee of the Board of Directors:
Edward F. Lang, Chairman
Edward Stevens
Jeffrey M. Stutz
Richard (“Casey”) Sheahan

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AUDIT COMMITTEE MATTERS

Audit Committee Financial Expert
The Company’s Board of Directors has determined that at least one of the members of the Audit Committee, Edward F. Lang, qualifies as an “audit committee financial expert” as defined by the rules of the SEC based on his work experience and education.
Fees of Independent Registered Public Accounting Firm
The following table summarizes the fees the Company was billed for audit and non-audit services rendered by the Company’s independent registered public accounting firm, RSM US LLP, related to fiscal years 2024 and 2023.

	RSM US LLP
Service Type	2024	2023
Audit Fees(1)	$1,262,000	$1,202,000
All Other Fees(2)	$27,000	$50,000
Total Fees Billed	$1,289,000	$1,252,000

(1)
Includes fees for: professional services rendered in connection with the audit of the Company’s financial statements for the fiscal years ended September 27, 2024 and September 29, 2023; review of the financial statements included in each of the Company’s quarterly reports on Form 10-Q during such fiscal years; and consents and assistance with documents filed by the Company with the SEC. These fees include the services provided by affiliate firms as part of the consolidated audit and for foreign statutory audits.

(2)
All other fees relate to the financial statement audits of the Company’s employee benefit plans and, with respect to fiscal 2023, the review of the Company’s Form S-8 filed with the SEC on May 8, 2023 with respect to shares of the Company’s Class A Common Stock issuable under the 2023 Non-Employee Director Stock Ownership Plan.

The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of RSM US LLP.
The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company’s independent registered public accounting firm. These non-audit services are evaluated by the Audit Committee taking into account scope, fees, and applicable laws and regulations (including SEC rules) related to the independence of the independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee for amounts up to $50,000. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting.
Each new engagement of the Company’s independent registered public accounting firm to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.

20

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Our Audit Committee has appointed RSM US LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending October 3, 2025. Unless otherwise directed, proxies will be voted FOR the ratification of such appointment.
Although this appointment is not required to be submitted to a vote of shareholders, our Board of Directors believes it appropriate as a matter of policy to request that our shareholders ratify the appointment. If shareholder ratification is not received, the Board of Directors will reconsider the appointment, and may retain that firm or another firm without resubmitting the matter to the Company’s shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the fiscal year if it determines that such change would be in the Company’s best interests.
It is expected that a representative of RSM US LLP will participate in the virtual Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
If a quorum exists, the approval of the ratification of RSM US LLP requires that the number of votes properly cast for this proposal exceed the number of votes properly cast against this proposal. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.
Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” ratification of the appointment of RSM US LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending October 3, 2025.

21

STOCK OWNERSHIP OF MANAGEMENT AND OTHERS
The following table sets forth certain information as of September 27, 2024 regarding the beneficial ownership of each class of Company common stock by each director, each person known by the Company to own beneficially more than 5 percent of either class of the Company’s common stock (including any “group” as set forth in Section 13(d)(3) of the Exchange Act), each of the officers named in the Summary Compensation Table in this Proxy Statement (the “named executive officers”), and all directors and current Section 16 executive officers as a group based upon information furnished by such persons or in information otherwise publicly available in filings with the SEC.
The Company has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated in the footnotes, the persons listed below have sole voting and investment power over the shares beneficially owned. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of September 27, 2024 or restricted stock units (with each unit representing one share of Class A common stock issuable on such vesting date) which are vested or which vest within 60 days of September 27, 2024 are treated as outstanding (but only to the extent the reporting person has not made an election to defer receipt of the underlying shares as of such vesting date) and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person, except with respect to restricted stock units that have vested and been issued as shares of Class A common stock. The table lists applicable percentage ownership based on 9,093,978 shares of Class A common stock outstanding as of September 27, 2024 plus restricted stock units which vested within 60 days of that date and 1,207,760 shares of Class B common stock outstanding as of September 27, 2024.

	Class A Common Stock(1)		Class B Common Stock(1)
Name and Address	Number of Shares	Percentage of Class Outstanding	Number of Shares	Percentage of Class Outstanding
Johnson Bank 555 Main Street Racine, Wisconsin 53403	2,733,181(2)	30.1%	36,580(2)	3.0%
Helen P. Johnson-Leipold 555 Main Street Racine, Wisconsin 53403	1,590,723(3)	17.5%	1,168,366(3)	96.7%
Dr. H. Fisk Johnson 555 Main Street Racine, Wisconsin 53403	770,467(4)	8.5%	—	—
Winifred J. Marquart 555 Main Street Racine, WI 53403	470,786(5)	5.2%	—	—
Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, Texas 78746	634,286(6)	7.0%	—	—
David W. Johnson	33,122(9)	*	—	—
John M. Fahey, Jr.	20,058(7)	*	—	—
Edward F. Lang	30,104(7)	*	—	—
Richard (“Casey”) Sheahan	9,252(7)	*	—	—
Katherine Button Bell	8,112(8)	*	—	—
Edward Stevens	10,509(7)	*	—	—
Jeffrey M. Stutz	3,678(7)	*	—	—
Paul G. Alexander	4,611(7)	*	—	—
Liliann Annie Zipfel	4,611(7)	*	—	—
All nominee directors and current executive officers as a group (10 persons)	1,714,780	18.9%	1,168,366(3)	96.7%

*	The amount shown is less than 1 percent of the outstanding shares of such class.
(1)
Shares of Class B common stock (“Class B Shares”) are convertible on a share-for-share basis into shares of Class A common stock (“Class A Shares”) at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table does not include Class A Shares which may be acquired upon the conversion of Class B Shares.

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STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

(2)
Johnson Bank reports sole voting and investment power with respect to 491,398 Class A Shares and 21,772 Class B Shares, and shared voting and investment power with respect to 2,241,783 Class A Shares and 14,808 Class B Shares. Of the 2,241,783 Class A Shares for which Johnson Bank reports shared voting and investment power, Ms. Johnson-Leipold also reports beneficial ownership of 1,140,878 of these shares, Dr. Johnson also reports beneficial ownership of 572,827 of these shares and Ms. Marquart also reports beneficial ownership of 379,530 of these shares. Ms. Johnson-Leipold is indirectly the controlling shareholder of Johnson Bank.

(3)
Ms. Johnson-Leipold reports sole voting and investment power with respect to 335,381 Class A Shares and shared voting and investment power with respect to 1,255,342 Class A Shares. Ms. Johnson-Leipold beneficially owns such Class A Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by certain members of Samuel C. Johnson’s family or related entities (the “Johnson Family”) and as a controlling shareholder, with trusts for the benefit of the Johnson Family, of certain corporations. Of the 1,255,342 Class A shares for which Ms. Johnson-Leipold reports shared voting and investment power, Johnson Bank also reports beneficial ownership of 1,140,878 of these shares and Dr. Johnson also reports beneficial ownership of 29,308 of these shares. Ms. Johnson-Leipold reports shared voting and investment power with respect to 1,168,366 Class B Shares directly held by the Johnson Outdoors Inc. Class B Common Stock Voting Trust, of which she is voting trustee. The 335,381 Class A Shares for which Ms. Johnson-Leipold reports sole voting and investment power include 65,613 shares of restricted stock previously awarded to Ms. Johnson-Leipold. 241,731 of the Class A shares for which Ms. Johnson-Leipold reports sole voting and investment power and 158,497 of the Class A shares for which Ms. Johnson-Leipold reports shared voting and investment power with Johnson Bank are pledged as collateral to secure a non-Johnson Outdoors business line of credit and a non-Johnson Outdoors business note.

(4)
Dr. Johnson reports shared voting and investment power with respect to 770,467 Class A Shares, which are held either by Dr. Johnson’s revocable trusts or by certain partnerships or corporations in which Dr. Johnson or his revocable trust are general partners or shareholders. Of the 770,467 Class A Shares for which Dr. Johnson reports shared voting and investment power, Johnson Bank reports beneficial ownership of 572,827 of these shares and Ms. Johnson-Leipold also reports beneficial ownership of 29,308 of these shares.

(5)
Ms. Marquart reports shared voting and investment power with respect to 470,786 Class A Shares, which are held by (1) a trust of which Ms. Marquart serves as trustee and (2) entities of which Ms. Marquart serves as the manager and for which voting control is held by a trust of which she is the settlor. Of the Class A Shares for which Ms. Marquart reports shared voting and investment power, Johnson Bank also reports beneficial ownership of 379,530 of these shares.

(6)
The information is based on a Schedule 13G/A dated December 29, 2023 and filed on February 14, 2024 by Dimensional Fund Advisors LP (“Dimensional”) reporting its beneficial ownership as of December 29, 2023. Dimensional is a registered investment adviser and reported sole voting power with respect to 621,921 of the reported shares and sole dispositive power with respect to all 634,286 of the reported shares. Dimensional disclaims beneficial ownership of all of the reported shares, which are owned by advisory clients of Dimensional.

(7)	Includes 2,409 unvested restricted shares that vest on March 1, 2025 and over which the director has voting power but may not transfer such restricted shares while they are unvested.
(8)
Includes 2,409 unvested restricted shares that vest on March 1, 2025 and over which the director has voting power but may not transfer such restricted shares while they are unvested. However, this does not include 6,853 shares related to vested restricted stock units for which an election has been made to defer receipt of underlying shares.

(9)	This does not include 2,439 shares related to vested restricted stock units for which an election has been made to defer receipt of underlying shares.
As of September 27, 2024, the Johnson Family beneficially owned 3,651,939 Class A Shares, or approximately 40.2% of the outstanding Class A Shares, and 1,204,946 Class B Shares, or approximately 99.8% of the outstanding Class B Shares.

23

EXECUTIVE OFFICERS
The following table provides information as of the date of this Proxy Statement about each of the Company’s current executive officers who are not nominees for election to the Board of Directors at the Annual Meeting. The information presented includes information each executive officer has given the Company about his or her age and his or her principal occupation and business experience for the past five years:

Name	Age	Current Position	Other Positions
David W. Johnson	61	Vice President and Chief Financial Officer of the Company since November 2005.
From July 2005 to November 2005, Mr. Johnson served as Interim Chief Financial Officer and Treasurer of the Company. From December 2001 to July 2005, he served as Director of Operations Analysis of the Company. Prior to joining the Company, Mr. Johnson was employed by Procter & Gamble in a series of finance positions with increasing responsibility. In July 2016, Mr. Johnson was appointed to the Board of Directors of Twin Disc, Inc. and currently serves as Chairman of the Audit Committee and is a member of the Nomination and Governance Committee.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis (“CD&A”)
Overview
This CD&A addresses the Company’s compensation philosophy and objectives, describes the elements of our executive compensation programs, and explains how the Compensation Committee of our Board of Directors (the “Compensation Committee”) arrived at its compensation decisions for our fiscal 2024 named executive officers (“NEOs”) each of whom are listed below:
•	Helen P. Johnson-Leipold, Chairman of the Board and Chief Executive Officer (“CEO”); and
•	David W. Johnson, Vice President and Chief Financial Officer (“CFO”).
The compensation of these individuals is presented in the tables and other quantitative information that follows this section.
Our Compensation Philosophy & Objectives
Overview. Johnson Outdoors believes it is important to provide a compensation package that is competitive, promotes increased shareholder value and contains performance-based features that are aligned with strategic objectives for the organization.
The objectives of the Compensation Committee in establishing compensation arrangements for the Company’s NEOs are to:
•	Provide a market competitive target total compensation opportunity that is straightforward and understandable to all stakeholders;
•
Through incentive compensation programs, provide for actual pay that is commensurate with performance (i.e., “pay for performance”), with meaningful upside and downside opportunities, balanced between short-and long-term perspectives, and focused on delivering enhanced value to shareholders; and

•	Structure the arrangements in a cost-effective manner and without encouraging unreasonable or excessive risk-taking.

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EXECUTIVE COMPENSATION

Compensation Elements. Our compensation philosophy and objectives are supported by the following principal elements of compensation:

Compensation Elements	How It’s Paid	Purpose
Base Salary	Cash (Fixed)
•
Provide a competitive and fair base salary relative to similar positions in the market based upon peer group data (see “Peer Group Benchmarking” below).
•
Enable the Company to attract and retain highly skilled executive talent through offering competitive base compensation.

Annual Cash Incentives under the Johnson Outdoors Inc. Worldwide Key Executives Discretionary Bonus Plan (“Cash Bonus Plan”)	Cash (At Risk)
•
Focus on financial growth over a single fiscal year.
•
Provide for annual cash bonus payouts based on achieving specific company-wide objective financial criteria, including minimum financial performance targets that must be met as a condition to payouts under the Plan, and achieving individual performance objectives.

Long-Term Equity Incentives under the Johnson Outdoors Inc. 2020 Long-Term Stock Incentive Plan (“Stock Incentive Plan”)	Equity (At Risk)
•
Place an emphasis on driving long-term appreciation in our stock price.
•
Support our executive retention objectives.
•
Provide long-term incentive equity awards using a mix of performance-based restricted stock units which are tied to achieving certain financial objectives to be measured over a three-year performance period, and except for the CEO, restricted stock with four year service-based vesting criteria. Starting in fiscal 2025, the mix of restricted stock will be based on a three year service-based criteria.

Summary of Our Executive Compensation Practices

What We Do	What We Don’t Do

•
Heavy emphasis on variable (“at-risk”) compensation
•
Clawback and anti-hedging policy
•
Independent compensation consultant
•
Annual risk assessment of compensation practices
•
Annual “Say on Pay” proposal

•
No significant perquisites
•
No supplemental executive retirement plans
•
No severance policy or other special benefits (other than certain vesting of equity compensation under the terms of the Stock Incentive Plan triggered by a change of control)
•
No discounted stock options
•
No tax gross-up payments in connection with any Company compensation programs
•
No guaranteed incentive payments

2024 Say on Pay Voting and Frequency Results
At our 2024 Annual Meeting of Shareholders, we received substantial support for our executive compensation program, with approximately 99% of the shareholders who voted on the advisory “Say on Pay” proposal (excluding abstentions and broker non-votes and taking into account the fact that holders of Class B shares of common stock are entitled to 10 votes per share when voting together with holders of Class A shares of common stock) approving the compensation of our NEOs. The Compensation Committee has reviewed and considered the results of this advisory shareholder vote as a strong endorsement of the Company’s executive compensation program. The Company conducts annual “Say on Pay” proposals. Additionally, at our 2023 Annual Meeting,

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EXECUTIVE COMPENSATION

shareholders voted on a non-binding advisory vote on the frequency of future advisory votes on executive compensation and shareholders overwhelmingly voted for every 1 year for the frequency of future “say on pay” votes. Accordingly, the Company will continue to conduct annual “Say on Pay” proposals regarding its executive compensation practices.
Our Compensation Process
The Role of the Compensation Committee. Compensation for the NEOs and, at the option of the Compensation Committee, other officers and senior managers, is evaluated and determined by the Compensation Committee of our Board of Directors. The Compensation Committee currently consists of four independent directors under the applicable standards of the NASDAQ Stock Market. Additional information regarding the Compensation Committee is disclosed under the section “Directors’ Meetings and Committees – Compensation Committee” included elsewhere in this Proxy Statement.
The Compensation Committee views compensation as an ongoing process and may convene special meetings in addition to its regularly scheduled meetings throughout the year for purposes of evaluation, planning and appropriate action.
At the end of each fiscal year (typically in our fourth fiscal quarter), the Compensation Committee determines and sets the Company’s financial and strategic goals for the upcoming fiscal year. This includes setting Company-wide financial performance targets and individual performance objectives under each of the Cash Bonus Plan and the Stock Incentive Plan. Then, during the first quarter of each fiscal year, the Compensation Committee meets to review Company and individual performance for the prior fiscal year and determine any base salary adjustments and set target awards under the Cash Bonus Plan and Stock Incentive Plan. Additionally, at the first quarterly meeting held after the prior fiscal year ends, the Compensation Committee reviews performance for the prior fiscal year and calculates and confirms bonus payouts, if any, under the Cash Bonus Plan, determines the amount of equity incentive compensation to be granted, and confirms the payouts, if any, under the Stock Incentive Plan with respect to the target awards for the prior performance period.
The Compensation Committee held four meetings during fiscal 2024. The Compensation Committee typically holds an executive session without management present. The Compensation Committee receives and reviews materials in advance of each meeting, including materials that management believes will be helpful to the Committee as well as materials specifically requested by members of the Committee.
The Role of the Management. The Company’s management assists the Compensation Committee in its oversight and determination of compensation. Management’s role includes assisting the Compensation Committee with evaluating employee performance, assisting with establishing individual and company-wide performance targets and objectives, recommending salary levels and equity incentive grants, providing financial data on Company performance, providing calculations and reports on achievement of performance objectives and furnishing other information as requested by the Committee. The CEO works with the Compensation Committee in making recommendations regarding overall compensation policies and plans as well as specific compensation levels for the Company’s executive officers and other key employees, other than for herself. Members of management who were present during Compensation Committee meetings held in fiscal 2024, and the first quarter of fiscal 2025, included the CEO, CFO, Chief Human Resources Officer and Chief Legal Officer. The Compensation Committee makes all decisions regarding the compensation of the CEO without the CEO or any other member of the Company’s management present.
The Role of the Independent Consultant. The Compensation Committee’s Charter authorizes the Committee to engage any compensation consultants and other advisers as the Committee may deem appropriate. During fiscal 2024 and consistent with prior fiscal years, the Compensation Committee directly engaged Pearl Meyer, an independent compensation consultant, to assist the Company with reviewing its compensation practices and levels. Pearl Meyer did not provide any other services to the Company or its affiliates during fiscal 2024 or during fiscal 2025 to date and the Compensation Committee determined that engaging and retaining Pearl Meyer did not create any conflicts of interest.

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EXECUTIVE COMPENSATION

Peer Group Benchmarking
As noted above, during fiscal 2024 (as well as in prior years) the Company engaged Pearl Meyer to prepare comparative compensation reports for the Compensation Committee to assist the Committee and the Company in setting compensation levels and targets for the NEOs, directors and other members of senior management. The Pearl Meyer comparative compensation reviews were based upon publicly-disclosed data from a peer group described below, as well as general industry compensation survey data. Pearl Meyer’s reports included detailed analysis showing how the Company’s compensation elements for each of (a) the Company’s NEOs and senior management, including the base salary, short-term cash incentive compensation, equity incentive compensation and total compensation levels, and (b) the Company’s directors, including the cash, equity and total compensation levels, compared in each case to the peer group companies and general industry data included within the benchmark data. The comparative compensation reports also contained recommendations on the Company’s compensation policies for both its NEOs and senior management and for its directors. Pearl Meyer also provided the Compensation Committee with detailed analysis on the Company’s compensation programs in terms of design, metrics and time horizons for payouts (including long-term incentive vesting schedules) to evaluate how the Company’s programs compare with (i) the peer group companies and general industry data included within the benchmark data and (ii) the consultant’s assessment of best practices. Representatives of Pearl Meyer participated in four of the Compensation Committee’s meetings during fiscal 2024 to describe and discuss the results of their analysis during such year. The Compensation Committee used the results of these reports and analysis in setting the compensation levels and target compensation awards, including performance- and service-based vesting criteria, where applicable, for the Company’s NEOs and directors for fiscal 2024 and 2025.
The companies comprising the peer group in the 2024 Pearl Meyer comparative report were:

Peer Group for 2024 Compensation
G-III Apparel Group, Ltd.	Solo Brands
Deckers Outdoor Corp.	Twin Disc, Incorporated
Callaway Golf Co.	Rocky Brands, Inc.
Acushnet Holdings Corp.	Nautilus Inc.
YETI Holdings Inc.	Clarus Corporation
Malibu Boats	Marine Products Corp.
American Outdoor Brands Corporation	Escalade, Inc.
Delta Apparel Inc.

While the peer group companies do not necessarily compete in the Company’s specific industry or industries, they generally have similar characteristics to Johnson Outdoors, including in terms of size and scale, a consumer discretionary product focus, the manufacturing of engineered products, and global operations.
Components of Executive Compensation
Set forth below is a detailed discussion of the compensation elements impacting fiscal 2024.
Base Salary. Base salary is a key component of executive compensation. In determining base salaries, the Compensation Committee considers the NEOs qualifications and experience, responsibilities, past performance and goals and objectives, together with salary levels for comparable positions at peer group companies and other similarly sized companies nationally, as covered in the above-referenced Pearl Meyer comparative report. Base salaries of the NEOs are reviewed annually by the Compensation Committee to determine whether any adjustments are necessary. Base salary levels for our NEOs are generally positioned to be competitive with market, as described above.

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EXECUTIVE COMPENSATION

Annual Cash Incentives. The NEOs and other officers and senior managers determined by the Compensation Committee are eligible to receive annual cash incentives under the Cash Bonus Plan. While the Company principally relies on this Cash Bonus Plan for annual cash incentives, the Compensation Committee, on rare occasions, may decide to grant discretionary cash bonuses outside of this Plan based on special circumstances.
The purpose of the Cash Bonus Plan is to drive continuous improvement year over year, enhance shareholder value and provide a framework for determining cash incentive compensation for our NEOs that financially rewards them for achieving various short-term Company and individual performance objectives. As such, the Cash Bonus Plan is generally comprised of the following two components:
•
Pre-determined Company financial performance goals (“Company financial component”). The Company financial component promotes achieving Company-wide financial goals. For fiscal 2024, we used a target level of pre-tax income and achieving a specified level of working capital as a percentage of net sales as the Company-wide financial component. The Compensation Committee’s purpose in using performance measures for the Cash Bonus Plan is to support the attainment of increased shareholder returns while being able to respond to changes both in our business and the overall economic environment each fiscal year. For fiscal 2024, the Company financial component constituted 85% of the NEO’s total bonus opportunity under the Cash Bonus Plan. As a condition of payment of any bonus under the Company financial component, the Company must achieve a minimum level of pre-tax income for a given fiscal year as determined by the Compensation Committee.

•
Individual pre-established objectives for a participant (the “individual objectives component”). The individual objectives component is typically tied to financial performance measures that the participant can best impact, including profitability, working capital levels, sales growth, operational efficiency, market share growth, organizational development and innovation. For fiscal 2024, the individual objectives component constituted 15% of the NEO’s total bonus opportunity under the Cash Bonus Plan. As a condition of payment of any bonus under the individual objectives component, the Company must achieve a minimum level of pre-tax income for a given fiscal year as determined by the Compensation Committee.

Target awards for each participant have historically ranged from 55% to 90% of the participant’s base salary. For fiscal 2024, the target was 90% of base salary for Ms. Johnson-Leipold and 55% of base salary for Mr. Johnson. The Compensation Committee believes these target award opportunities are competitive with industry practices as reflected by the Pearl Meyer comparative report described above. The maximum payout under the Cash Bonus Plan is set to 200% of the target bonus amount when both of the maximum financial performance levels are achieved or exceeded. In addition, the participant could receive a payout for the Company financial component at 25% of the target bonus amount when both of the threshold or minimum financial performance levels are achieved.
The Compensation Committee retains the final authority to approve individual bonus payments under our Cash Bonus Plan after completion of the applicable fiscal year. The Compensation Committee may, in its sole discretion, increase, reduce or eliminate bonuses which are otherwise earned during the fiscal year using the foregoing components or formula, including with respect to approving certain adjustments to our financial results in connection with determining cash bonus amounts. In making such determinations, the Compensation Committee considers factors such as a minimum level of Company profitability and return of profits to shareholders.
For the Company financial component of the fiscal 2024 bonus, payouts can range from 0 to 200% of the target. The actual payout is based on how well the Company performs compared to the goals for pre-tax income and working capital as a percentage of net sales. For fiscal 2024, the Company financial component was below target goals and no bonuses were earned or paid for this component.
With respect to the individual objectives component of the annual bonus, payouts also range from 0% to 200% of target. The actual payout is based on how well the individual objectives are satisfied compared to applicable

29

EXECUTIVE COMPENSATION

goals for the individual participant as determined by the Compensation Committee as well as minimum financial (profit) metrics being satisfied. For fiscal 2024, no bonuses were earned or paid for the individual objectives component of the bonus for Ms. Johnson-Leipold and for Mr. Johnson due to the minimum financial metrics not being satisfied.
Accordingly, for fiscal 2024, the Compensation Committee did not pay any annual incentive bonuses to the NEOs under the Cash Bonus Plan:

	2024 Target Bonus - Company Financial Component		2024 Target Bonus - Individual Objectives Component
Name	Target	Payout	Target	Payout
Helen P. Johnson-Leipold	$683,847	$0	$120,679	$0
David W. Johnson	$231,034	$0	$40,771	$0

Based upon Pearl Meyer’s report prepared during fiscal 2024 as described above, the Compensation Committee approved certain changes to the plan design and metrics for the Cash Bonus Plan to be applied beginning with fiscal 2025. The Compensation Committee determined to continue to have target awards split between an individual objectives component and a Company financial component but approved increasing the portion of such target award to the individual objectives component from 15% of total bonus opportunity to 25% of the total bonus opportunity. Accordingly the Compensation Committee approved reducing the portion of the total bonus opportunity for the Company financial objectives component from 85% of the total to 75% of the total bonus opportunity for fiscal 2025. Additionally, with respect to the Company financial component for fiscal 2025, the Compensation Committee determined to:
(1)	continue to use both a target level of pre-tax income and a specified level of working capital as a percentage of net sales;
(2)	set the payment or funding amount at 25% of the target bonus amount for financial performance at the minimum performance level;
(3)	set the payment or funding amount at 200% of the target bonus amount at the maximum financial performance level;
(4)	waive application of achieving the minimal financial metrics during fiscal 2025 for threshold to at target payouts, while reinstituting such minimal financial metrics for payouts above target;
(5)	exclude e-commerce/digital investments from the pre-tax income calculation for fiscal 2025; and
(6)	include a minimum level of pre-tax income as a condition to payouts greater than 100% under both the individual objectives and the Company financial objectives portions of the plan.
With respect to the individual objectives component of the Cash Bonus Plan, the Compensation Committee has determined for fiscal 2025 to continue to set the payment or funding amount at 0-200% of the target bonus amount for that component, with any applicable payouts under the individual objectives component of the Cash Bonus Plan capped at 100% if the Company pre-tax income performance is below target.
The Company believes that the foregoing elements of the Cash Bonus Plan mitigate against potential unnecessary risk taking because the plan contains a payout curve such that there is no one cliff event that has the potential to make a significant difference in the payout opportunity.
Equity Based Compensation. The Company believes that equity-based compensation is an effective means of aligning the long-term interests of Company employees, including the named executive officers with Company shareholders. The 2020 Stock Incentive Plan authorizes the Compensation Committee to issue stock options, shares of restricted stock and restricted stock units, as well as other forms of equity-based compensation.

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EXECUTIVE COMPENSATION

With respect to fiscal 2024, the Compensation Committee granted long-term equity-based awards shown in the charts below for the NEOs. For the CEO, the long-term equity-based compensation consisted solely of an award of performance-based restricted stock units tied to achievement of certain financial objectives to be measured over a three-year performance period. For the other named executive officer, long-term equity-based compensation was granted using a mix of performance-based restricted stock units and service-based restricted stock. Shares of restricted stock subject to service-based vesting criteria support our leadership retention objectives.

Fiscal 2024: Long-Term Equity-Based Target Awards
On December 6, 2023, the Compensation Committee established target awards for Ms. Johnson-Leipold and Mr. Johnson under our Stock Incentive Plan as shown in the table below. For these awards, the number of restricted stock units and shares of restricted stock granted was determined using a share price of $54.20.

FISCAL 2024 LONG-TERM STOCK INCENTIVE AWARDS
	Performance-Based Equity Award		Service-Based Equity Award
Name	Target No. of Restricted Stock Units	Target $ Value	Target No. of Restricted Shares	Target $ Value
Helen P. Johnson-Leipold	21,218	$1,150,016	—	—
David W. Johnson	4,843	$262,491	4,843	$262,491

The actual number of shares tied to the performance-based awards to be earned, if any, will be determined based on performance over the three-year performance period, i.e., fiscal 2024-2026. Service-based awards are subject to four-year cliff vesting periods from the date of grant. In addition, for service-based awards, the Compensation Committee has discretion, depending upon Company and participant performance for the applicable fiscal year, to reduce the value of the award.
Closer Look at Performance-Based Stock Units
The Compensation Committee establishes pre-determined financial performance goals for the Company at the last quarterly Compensation Committee meeting held during the prior fiscal year (typically in September). The amount of the target award for each participant is set by the Compensation Committee during the first quarterly Compensation Committee meeting held during the initial fiscal year of the three year performance period (typically in December).

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EXECUTIVE COMPENSATION

For fiscal 2024, performance-based restricted stock units awarded to our NEOs are tied to three-year sales and profit before taxes goals aligned with our strategic plan. These performance-based restricted stock units, similar to performance based restricted stock unit awards granted in prior years, include the following general provisions:
•
Fifty percent of the award is tied to achievement of cumulative net sales over a three year period (fiscal 2024 - 2026) and the remaining fifty percent is tied to achievement of cumulative profit before taxes over the same three year period;

•
Awards are only paid if at least 80% of the target level of net sales or profit before taxes are met. Maximum payouts are made if 120% or more of target levels of net sales or profit before taxes are achieved;

•
The payouts for achievement of the threshold levels of performance are equal to 50% of the target award amount. The payouts for achievement of maximum levels of performance are equal to 150% of the target award amount. Each of the financial metrics receives a fifty percent weighting in determining the aggregate award amount;

•	To the extent earned, awards are issued in shares of Company common stock after the end of the three-year performance period; and
•	Awards are subject to downward adjustments in the event the Company has not achieved a specified minimum average return on invested capital per year during the three year performance period.
As noted above, the performance-based equity awards granted at the Compensation Committee meeting held in December 6, 2023 cover a three-year performance period (fiscal years 2024 through 2026) with vesting to be determined in December 2026, depending on whether the performance criteria are satisfied.
For fiscal 2025, on December 3, 2024, the Compensation Committee approved performance-based restricted stock unit awards to our NEOs. These awards cover a three-year performance period consisting of fiscal years 2025 through 2027 with vesting determined by the Compensation Committee in December 2027, depending on whether the performance criteria are satisfied for the three-year performance period. The performance-based restricted stock unit awards granted during fiscal 2025 have the same general award terms as described above for the performance-based restricted stock unit awards granted by our Compensation Committee for fiscal 2024, except as follows: 1. The payouts for achievement of maximum levels of performance are increased to 200% instead of 150% of the target award amount; and 2. the elimination of the downward adjustments in the event the Company has not achieved a specified minimum average return on invested capital per year during the three year performance period. In addition, the service based award is changed from a four year cliff vesting period to a three year cliff vesting period. The fiscal 2025 target awards for Ms. Johnson-Leipold and Mr. Johnson under our Stock Incentive Plan are as shown in the table below. For these awards, the number of restricted stock units and shares of restricted stock granted were determined using a share price of $33.135.

FISCAL 2025 LONG-TERM STOCK INCENTIVE AWARDS
	Performance-Based Equity Award		Service-Based Equity Award
Name	Target No. of Restricted Stock Units	Target $ Value	Target No. Restricted Shares	Target $ Value
Helen P. Johnson-Leipold	34,707	$1,150,000	—	—
David W. Johnson	7,922	$262,500	7,922	$262,500

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EXECUTIVE COMPENSATION

Additionally, as noted above, our Compensation Committee has granted similar performance-based restricted stock unit awards to our NEOs containing award terms similar to those described above for awards prior to fiscal 2025. Set forth in the table below are the outstanding performance-based restricted stock unit awards (with a three year performance period covering fiscal years 2023 through 2025) previously granted to our NEOs in prior fiscal years that remain outstanding (other than the award granted in December 2023 with respect to the fiscal years 2024 through 2026 performance period and the award granted in December 2024 with respect to the fiscal years 2025 through 2027 performance period, which are already described above):

FISCAL 2023 LONG-TERM STOCK INCENTIVE AWARDS (Share Price of $56.535)
	Performance-Based Equity Award
Name	Target No. of Restricted Stock Units	Target $ Value
Helen P. Johnson-Leipold	20,341	$1,149,978
David W. Johnson	4,643	$262,492

Performance-Based Award Payout Results: 2022 Awards (Fiscal 2022-2024)
On December 7, 2021, the Compensation Committee approved performance-based equity awards to our NEOs for fiscal 2022 with 50% of the performance-based award tied to achievement of cumulative net sales over a three-year period (fiscal 2022 - 2024) and the remaining 50% tied to achievement of cumulative operating profit over the same three-year period. These performance-based restricted stock units were determined using a share price of $101.215 and were granted having terms for payout as described above for the fiscal 2024 performance-based restricted stock unit awards.
On December 3, 2024, after reviewing the Company’s performance over the three-year performance period ending with fiscal 2024, the Compensation Committee determined that the three-year performance measures were not satisfied. As a result, no shares of the Company’s Class A common stock were issued for these performance-based awards as shown below:

	Fiscal 2022-2024 Performance RSU Granted and Earned
	Target Award Granted	Actual Award Earned
Name	No. of Performance-Based Restricted Stock Units	No. of Performance-Based Restricted Stock Units
Helen P. Johnson-Leipold	11,362	0
David W. Johnson	2,593	0

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EXECUTIVE COMPENSATION

Other Compensation Practices, Policies and Guidelines
Perquisites and Other Compensation. The named executive officers participate in other benefit plans generally available to all employees on the same terms as similarly situated employees, including participation in medical, health, dental, disability, life insurance, 401(k) plans and other qualified and non-qualified retirement plans. These benefits are included in the Summary Compensation Table provided below under the “All Other Compensation” column. In addition, named executive officers also participate in the Company’s discretionary Executive Flexible Spending Account Plan which provides for reimbursement for certain expenses that relate to an executive’s personal financial planning and/or for purchases of office equipment. This program is available to other key executives as well and the amounts typically range from $5,000 to $8,500 of potential reimbursement each calendar year, provided the eligible participant submits the appropriate documentation. Reimbursement under this plan is taxable income. See the notes to the Summary Compensation Table for additional information on payments to the named executive officers during fiscal 2024 in connection with this compensation program.
Change of Control and Severance Benefits. Historically, Johnson Outdoors has not entered into employment agreements with any NEOs and does not have contractual obligations to provide severance benefits to either of the NEOs. In the past, Johnson Outdoors has negotiated payment of certain severance benefits on a case-by-case basis with terminated NEOs. The amount and type of severance benefits provided to these former NEOs has depended upon the circumstances of the termination, the position of the former NEOs and certain other performance-related factors. Should Johnson Outdoors pay severance benefits in the future to former NEOs, we expect to do so on a case-by-case basis in accordance with prior practice.
Accounting Considerations. Although the Compensation Committee designs certain components of executive compensation to preserve income tax deductibility, it believes that it is not in the shareholders’ interest to restrict the Compensation Committee’s discretion and flexibility in developing appropriate compensation programs and establishing compensation levels and, in some instances, the Compensation Committee may approve compensation that is not fully deductible.
Timing of Restricted Stock and Restricted Stock Unit Grants. Generally, grants of shares of restricted stock and performance-based restricted stock units to employees (other than inducement grants to new employees) are made annually on the date of the first quarterly meeting of the Compensation Committee held in December of each year, after prior fiscal year earnings have been determined, and the amount of the actual grant can be calculated. The grant date is always the date of approval of the grant by the Compensation Committee.
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with our management and, based on such review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE:

Katherine Button Bell (Chairman) John M. Fahey, Jr Richard (“Casey”) Sheahan Liliann Annie Zipfel

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EXECUTIVE COMPENSATION

Summary Compensation Table
The following table provides information for fiscal 2024, 2023, and 2022, concerning the compensation paid by Johnson Outdoors to the individual who served as our principal executive officer during fiscal 2024 and the person who served as our principal financial officer in fiscal 2024. We refer to these two executive officers as our NEOs in this Proxy Statement.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Comp.(3)	All Other Comp.(4)	Total
Helen P. Johnson-Leipold Chairman and Chief Executive Officer	2024	$893,918	$—	$1,150,016	$—	$37,386	$2,081,320
	2023	$860,821	$92,969	$1,149,478	$—	$44,483	$2,147,751
	2022	$829,511	$95,186	$1,150,005	$266,522	$105,432	$2,446,656
David W. Johnson, Vice President and Chief Financial Officer	2024	$494,190	$—	$524,982	$—	$26,632	$1,045,804
	2023	$472,424	$196,770	$524,984	$—	$32,443	$1,226,621
	2022	$441,692	$32,067	$512,451	$86,726	$48,983	$1,121,919

(1)
The named executive officers are eligible to receive annual incentive cash bonuses under the Cash Bonus Plan. The award of annual incentive cash bonuses under the Cash Bonus Plan is generally comprised of two components. The first component is based on the executive achieving pre-established individual objectives. The second component is based on the Company achieving specified financial performance measures. The amounts in this column reflect the individual objectives component of the named executive officer’s annual bonus under the Cash Bonus Plan. The second component based on the Company achieving specified financial performance measures is included in the column under the heading “Non-equity Incentive Plan Comp.” and described in more detail in footnote (3) below.

See “Components of Executive Compensation – Annual Cash Incentives” for additional information regarding bonus payouts under this component of our compensation program. The target bonus amounts (consisting of both the target bonus for each of the individual objectives component and the company financial performance component) for 2024, 2023, and 2022, for Ms. Johnson-Leipold were $804,526, $774,739, and $746,560, and for Mr. Johnson were $271,805, $259,833, and $242,931, respectively.
For Mr. Johnson, this figure in fiscal 2023 also includes a one-time $150,000.00 discretionary bonus paid to Mr. Johnson for service he performed during a leadership transition. The balance of the bonus is for Mr. Johnson’s achievement of his individual objectives at 120% of target.
(2)
The amounts in this column reflect the dollar value of long-term equity based compensation awards pursuant to the Stock Incentive Plan granted during the fiscal years indicated in the table. These amounts for each of fiscal 2024, 2023, and 2022, equal the fair value of restricted stock units or shares of restricted stock computed in accordance with FASB Accounting Standards Codification Topic 718-10 on the date the restricted stock units or shares of restricted stock were granted. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to the Company’s Consolidated Financial Statements in the fiscal 2024 Annual Report on Form 10-K filed with the SEC on December 11, 2024 and such information is incorporated herein by reference. With respect to fiscal 2024, the Company awarded Mr. Johnson 4,843 shares of restricted stock on December 6, 2023. Additionally, Ms. Johnson-Leipold and Mr. Johnson were granted 21,218 and 4,843 respectively, performance-based restricted stock units on December 6, 2023. The table above includes the value of restricted stock units on the grant date based upon the probable outcome of the performance conditions as reasonably determined by the Company. The grant date fair value of each performance-based restricted stock unit award assuming the highest level of performance was achieved over the performance period (i.e., the maximum amount) would equal approximately $1,725,000 and $393,750 for Ms. Johnson-Leipold and Mr. Johnson, respectively.

(3)
This column includes the dollar value of all amounts earned by the named executive officers under our Cash Bonus Plan which are based upon the specified Company financial component for the applicable fiscal year. For fiscal 2024 and 2023, the Company’s financial performance measures were not achieved and, therefore, no payout amounts are included in this column. For fiscal 2022, the Company’s financial performance measures were achieved between the minimum and maximum payout levels and, therefore, payout amounts are included in this column. See “Components of Executive Compensation—Annual Cash Incentives” for additional information regarding bonus payouts under this component of our compensation program.

35

EXECUTIVE COMPENSATION

(4)
The table below shows the components of this column, which include an approved match for each named executive officer’s 401(k) plan contributions, approved contributions credited to the individual’s qualified retirement plan, approved contributions to the individual’s non-qualified retirement plan account and perquisites provided to each individual for fiscal 2024, 2023, and 2022, respectively.

Name	Fiscal Year	401(k) Match	Qualified Plan Contributions	Non-Qualified Plan Contributions	Perquisites(a)	Total “All Other Compensation”
Helen P. Johnson-Leipold	2024	$8,726	$6,600	$13,560	$8,500	$37,386
	2023	$8,578	$9,150	$26,755	$—	$44,483
	2022	$7,709	$14,500	$66,223	$17,000	$105,432
David W. Johnson	2024	$8,626	$6,600	$4,406	$7,000	$26,632
	2023	$8,480	$9,150	$7,813	$7,000	$32,443
	2022	$7,731	$14,500	$19,752	$7,000	$48,983

(a)
Perquisites consist of reimbursements made to the named executive officer under the Executive Flexible Spending Account Plan for personal financial planning services, for purchases of office equipment for business needs and/or for certain association membership dues. Ms. Johnson-Leipold is allowed reimbursements under the Executive Flexible Spending Account Plan of up to $8,500 per calendar year for covered expenses. Mr. Johnson is allowed reimbursements of up to $7,000 per calendar year for covered expenses.

Grants of Plan-Based Awards
The following table sets forth information regarding all incentive plan awards that were granted to the named executive officers during fiscal 2024 including equity-based, non-equity based and other plan-based awards. Disclosure on a separate line item is provided for each grant made to a named executive officer during the fiscal year. Non-equity incentive plan awards are awards that are not subject to FASB Accounting Standards Codification Topic 718 and are intended to serve as an incentive for performance to occur over a specified period, and include performance bonus awards under the Cash Bonus Plan. Equity incentive plan awards include the service-based award to our CFO and the performance-based restricted stock units awarded to each NEO under the Stock Incentive Plan and are awards subject to a performance condition or a market condition as those terms are defined by FASB Accounting Standards Codification Topic 718. We did not grant any stock options during fiscal 2024.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($ value(1))			Estimated Future Payouts Under Equity Incentive Plan Awards (number of shares(2))			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option Awards(4)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Helen P. Johnson-Leipold	—	$201,132	$804,526	$1,609,052	—	—	—	—	—
	12/6/23	—	—	—	10,609	21,218	31,827	—	$1,150,016
David W. Johnson	12/6/23	—	—	—	—	—	—	4,843(3)	$262,491
	—	$67,951	$271,805	$543,610	—	—	—	—	—
	12/6/23	—	—	—	2,422	4,843	7,265	—	$262,491

(1)
These amounts show the range of payouts targeted for fiscal 2024 performance under the Cash Bonus Plan as described in the section of this Proxy Statement titled “Compensation Discussion and Analysis.” The Cash Bonus Plan entitles participants to earn bonus awards based upon Company financial performance and the participant’s individual objectives for a given fiscal year. The targeted bonus amounts are equal to a percentage of the named executive officer’s base salary. The target was set at 90% of the base salary for Ms. Johnson-Leipold and 55% of the base salary for Mr. Johnson for fiscal 2024. For both the individual objectives component and the Company financial performance component of our annual bonus under the Cash Bonus Plan, the eligible bonus can be paid out from 0-200% of the target bonus amount for that component. The target eligible bonus amounts for fiscal 2024 are set in the table above and represent the aggregate target under both the Company performance component and the individual objectives component. If either or both components are met at targeted performance levels, the payout equals 100% of the eligible bonus for such component. A participant may earn up to a maximum of 200% of the target bonus amount when both of the maximum financial performance levels are achieved or exceeded. A participant may earn a minimum of 25% of the target bonus amount if the Company performance component reaches both of the threshold or minimum financial performance levels. The amount under the column “Maximum” is limited to 200% of the target bonus award. See the following sections for additional information: “Summary Compensation Table” and “Compensation Discussion and Analysis.”

36

EXECUTIVE COMPENSATION

(2)
These awards were issued under the 2020 Stock Incentive Plan and consisted of an award of performance-based restricted stock units tied to achievement of certain Company financial objectives to be measured over a three-year performance period. For fiscal 2024, see “Components of Executive Compensation – Equity Based Compensation” for additional information regarding award term, conditions and payouts under these performance-based restricted stock units issued to the named executive officers during fiscal 2024. The number of performance-based restricted stock units at target was determined using a grant date share price of $54.20 and resulted in a target grant of 21,218 units for Ms. Johnson-Leipold and 4,843 units for Mr. Johnson. The actual number of shares tied to the performance-based awards to be earned, if any, will be determined based on performance over the fiscal 2024-2026 period. The threshold number of shares equals 50% of the target number of shares and the maximum number of shares equals 150% of the target number of shares.

(3)
The service-based restricted stock award was granted on December 6, 2023 and vests on December 6, 2027, the fourth anniversary of the grant date. This award was issued by the Compensation Committee to further the Company’s retention objectives and was based upon a target award value of $262,500 for Mr. Johnson established and approved by the Compensation Committee with the number of shares of restricted stock issued under the award being based upon the grant date fair value per share of $54.20.

(4)
The value of the restricted stock and restricted stock units is based upon the December 6, 2023 grant date fair value of $54.20 per share for each share of restricted stock and each restricted stock unit (based upon the target number of shares issued as part of the award), determined pursuant to FASB Accounting Standards Codification Topic 718. For restricted share awards, the grant date fair value is the amount the Company expenses in the financial statements over the award’s vesting schedule. See the Notes to the Consolidated Financial Statements in the fiscal year 2024 Annual Report on Form 10-K filed with the SEC on December 11, 2024 for the assumptions relied on in determining the value of these awards.

Outstanding Equity Awards at Fiscal Year End
The following table provides information regarding unvested shares of restricted stock or restricted stock units held by the named executive officers at September 27, 2024. Neither of the named executive officers held any unexercised stock options as of September 27, 2024.

Stock Awards
Named Executive Officer	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Helen P. Johnson-Leipold	11,362(4)	$414,259
	20,341(7)	$741,633
	21,218(2)	$773,608
David W. Johnson	2,825(5)	$103,000
	2,593(4)	$94,541
	2,470(6)	$90,056
	4,643(7)	$169,284
	4,643(8)	$169,284
	4,843(2)	$176,576
	4,843(3)	$176,576

(1)
Market value equals the closing per share market price of our Class A common stock on September 27, 2024, which was $36.46, multiplied by the number of shares of restricted stock or the number of restricted stock units, as applicable.

(2)
This award constitutes restricted stock units that represent one share of Class A common stock for each restricted stock unit. The restricted stock units are subject to performance-based vesting criteria over a three year performance period (fiscal 2024 through fiscal 2026). See “Compensation Discussion and Analysis” above for additional information on these awards. The number of restricted stock units identified in the table above represent the number of shares of Class A common stock issuable at 100% of the target grant level.

(3)	The shares of restricted stock vest on December 6, 2027, the fourth anniversary of the grant date.
(4)
This award constitutes restricted stock units that represent one share of Class A common stock for each restricted stock unit. The restricted stock units are subject to performance-based vesting criteria over a three year performance period (fiscal 2022 through fiscal 2024). See “Compensation Discussion and Analysis” above for additional information on these awards. The number of restricted stock units identified in the table above represent the number of shares of Class A common stock issuable at 100% of the target grant level.

(5)	The shares of restricted stock vest on December 8, 2024, the fourth anniversary of the grant date.
(6)	The shares of restricted stock vest on December 7, 2025, the fourth anniversary of the grant date.
(7)
This award constitutes restricted stock units that represent one share of Class A common stock for each restricted stock unit. The restricted stock units are subject to performance-based vesting criteria over a three year performance period (fiscal 2023 through fiscal 2025). See “Compensation Discussion and Analysis” above for additional information on these awards. The number of restricted stock units identified in the table above represent the number of shares of Class A common stock issuable at 100% of the target grant level.

(8)	The shares of restricted stock vest on December 6, 2026, the fourth anniversary of the grant date.

37

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested
The following table sets forth information relating to the restricted stock awards and restricted stock units that vested during fiscal 2024 for each of the named executive officers on an aggregate basis. No common stock options were exercised by the named executive officers during fiscal 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Helen P. Johnson-Leipold	13,471	$661,426
David W. Johnson	6,080	$314,372

(1)
Value realized equals the closing market price of our Class A common stock on the vesting date or, if not a trading date, on the last trading date, multiplied by the number of shares that vested on such date.

Non-Qualified Deferred Compensation

Named Executive Officer	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Helen P. Johnson-Leipold	$122,717	$13,560	$2,570,539	None	$11,431,184
David W. Johnson	$37,867	$4,406	$372,082	None	$1,793,897

(1)
The amounts included in the column titled “Registrant Contributions in Last Fiscal Year” for each named executive officer are included in the “All Other Compensation” column of the Summary Compensation Table.

(2)	None of the earnings on assets in the Nonqualified Deferred Compensation Plan were above market or preferential.
A description of our Nonqualified Deferred Compensation Plan is provided below under the heading “Nonqualified Deferred Compensation.”
Employment Agreements
The Company has not entered into any employment agreements with the named executive officers.
Incentive Compensation Recovery (Clawback) Policy
The Company’s Board of Directors has adopted an Incentive Compensation Recovery (Clawback) Policy effective as of December 2, 2015 and amended effective June 30, 2023. A copy of this policy is available on the Company’s website at www.johnsonoutdoors.com, 24 hours a day and free of charge. The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement. The policy is administered by our Board of Directors and covers all current and former executive officers. Under this policy, the Board of Directors will require reimbursement or forfeiture of any excess incentive compensation awarded or paid in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws. The incentive compensation covers all awards granted or paid during the last three completed fiscal years including, but not limited to, annual performance bonuses (including any amounts deferred) and long-term incentive grants, including any of the following, provided that, such compensation is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure (as defined in the policy): cash bonuses and incentive cash compensation; stock options; restricted stock; restricted stock units; and performance-based units. The amount to be recovered is the excess amount of the incentive compensation received by the executive officer based on the erroneous data from the accounting restatement. The policy applies to all incentive compensation approved, awarded or granted after the effective date of the policy.

38

EXECUTIVE COMPENSATION

Post-Employment Compensation
Pension Benefits
Currently, Johnson Outdoors does not provide the named executive officers with pension benefits. U.S.-based executive officers are eligible to participate in the Johnson Outdoors Retirement and Savings 401(k) Plan on the same terms as other U.S.-based employees. In any plan year, the Company may make matching contributions to a participant’s account equal to 50 percent of the first six percent of an employee’s annual wages. All named executive officers participated in the 401(k) Plan during fiscal 2024 and received Company provided matching contributions. In addition, the Company also has a discretionary retirement contribution component to its 401(k) program in which the named executive officers are also eligible to participate. Under this component, a discretionary retirement contribution can be made to the participant’s 401(k) Plan account. This discretionary contribution ranges from 0-6% of an employee’s eligible base calendar year earnings. The Company made a discretionary contribution of 2% in fiscal 2024 based on calendar year 2023 for all participants.
Non-Qualified Deferred Compensation
The Johnson Outdoors’ Deferred Compensation Plan was amended and restated on September 18, 2007. The Non-Qualified Deferred Compensation Plan provides an opportunity for the named executive officers to defer a portion of their compensation and uses such deferral to encourage the continued loyalty and service of such persons to the Company. Eligible participants of this plan are designated by the Compensation Committee as Highly Compensated Employees (HCE) under the definition of the Internal Revenue Code as well as employees with designated titles, including executive, director, senior manager or employees whose positions are recognized as key technical lead positions. The Compensation Committee has delegated authority to the Retirement Plan Committee to determine annual eligibility based upon the criteria noted above. A participant’s election shall specify the percentage (in increments of one percent to a maximum of 13 percent) of the participant’s base compensation. Participants may also specify the percentage (in increments of one percent to a maximum of seven percent) of their cash bonus for deferral under the plan. A participant who makes a bonus deferral under this plan may be entitled to a matching contribution credit, determined and credited following the conclusion of each plan year, equal to 50 percent of the first six percent of the participant’s annual bonus award that the participant elects to have contributed to his/her account as a bonus deferral. Participants designate how his or her account shall be deemed to be invested among the investment options. Each day that the U.S. financial markets are open, the account of each participant will be credited (or charged) based upon the investment gain (or loss) that the participant would have realized with respect to his or her account since the immediately preceding valuation date had the account been invested in accordance with the participant’s investment election. The named executive officers have made elections for distributions allowed by the Non-Qualified Deferred Compensation Plan upon separation from service. The distribution of the named participant’s pre-2005 account, if applicable, would be made or commence on the first day of the month that is at least 60 days following the date the participant separates from service. Named participants’ post-2004 account distributions, if applicable, would commence on the first day of the month following the six-month anniversary of the participant’s separation from service.

39

EXECUTIVE COMPENSATION

Potential Payments/Benefits Upon Termination or Change of Control
Pursuant to the terms of the Stock Incentive Plan, the Compensation Committee in its discretion may, at the time of an award or at any time thereafter, provide (1) for the immediate vesting of all outstanding stock options and shares of restricted stock upon a change of control of the Company or (2) that any outstanding performance-based restricted stock units shall be deemed earned at the target grant amount. The grant agreements for shares of restricted stock have generally provided for immediate vesting upon a change of control of the Company and the grant agreements for performance-based restricted stock units have generally provided that 100% of the target grant is deemed earned upon a change of control of the Company. The following table sets forth the unvested stock options, shares of restricted stock and restricted stock units held by the named executive officers as of September 27, 2024 under all of the Company’s stock incentive plans, that would become vested or earned as of such date in the event of a change of control of Johnson Outdoors.

Named Executive Officer	Number of Shares Underlying Unvested Options	Unrealized Value of Unvested Options(1)	Number of Restricted Shares or RSUs that are Unvested or Unearned	Unrealized Value of Unvested or Unearned Restricted Stock or RSUs(2)
Helen P. Johnson-Leipold	—	$—	52,921	$1,929,500
David W. Johnson	—	$—	26,860	$979,316

(1)
The named executive officers held no unvested options at fiscal year-end. Had they held unvested options at year end, unrealized value would equal the closing market value of the Class A common stock as of September 27, 2024 minus the exercise price, multiplied by the number of unvested shares of the Class A common stock as of such date. The closing market value of the Class A common stock on September 27, 2024 was $36.46.

(2)
With respect to shares of restricted stock, unrealized value equals the closing per share market value of the Class A common stock as of September 27, 2024, multiplied by the number of unvested shares of the Class A common stock as of such date. With respect to unearned, outstanding performance-based restricted stock units, the number of restricted stock units included in the table above represent the number of shares of Class A common stock issuable at achievement of 100% of the target grant level (i.e., 52,921 and 14,781 shares for Ms. Johnson-Leipold and Mr. Johnson, respectively). The unrealized value of such units equals the number of shares of Class A common stock underlying the outstanding unearned restricted stock units at 100% of target grant multiplied by the closing per share market value of the Class A common stock as of September 27, 2024. The closing market value of the Class A common stock on September 27, 2024 was $36.46.

40

DIRECTOR COMPENSATION
Johnson Outdoors seeks to attract and retain highly qualified individuals to serve on the Board of Directors. To that end, the Company maintains a philosophy of paying outside Directors fairly and consistently with respect to the external market. Moreover, the Company adheres to a process for reviewing the market and considering revisions to its Director compensation program that is consistent with good governance practices.
Approximately every other year, the Compensation Committee tasks its independent compensation consultant, Pearl Meyer, with reviewing the external market with respect to Director compensation levels, mix, and practices among our peers and more broadly among public companies of similar size to Johnson Outdoors, including a review of the companies listed above under the section “Peer Group Benchmarking”. For the latter perspective, Pearl Meyer makes use of the National Association of Corporate Directors’ (NACD) annual survey of director compensation. Generally, the Committee seeks to deliver an overall compensation package near the market median. Based on this review, the Committee considers potential changes to the level of various compensation elements.
Johnson Outdoors uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors. With respect to fiscal 2024 and based upon the recommendations of Pearl Meyer, the outside directors received a $60,000 annual retainer and an equity award of restricted stock having a grant date value of $110,000. For fiscal 2024, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee chairs received additional annual retainers of $25,000, $15,000 and $10,000, respectively. Each director who is a member of a Committee (other than the chairperson) receives an annual cash retainer as follows: Audit: $10,000; Compensation: $7,500; and Nominating and Corporate Governance: $5,000. There are no meeting fees for attendance at Board and Committee meetings. The Vice Chairman/Lead Independent Director of the Board of Directors receives an additional annual retainer of $50,000.
In connection with the 2023 Annual Meeting of Shareholders, the Board of Directors and the Company’s shareholders approved the Johnson Outdoors Inc. 2023 Non-Employee Director Stock Ownership Plan. The plan provides that upon first being elected or appointed as one of the Company’s directors, and thereafter on the first business day after the annual meeting of shareholders, the Company has the option of granting equity awards to such persons containing a value determined by the Compensation Committee. Equity awards may be granted under the plan in the form of stock options, shares of restricted stock or restricted stock units. For any award made under the Plan, the number of shares granted is based on the fair market value per share on the date of the award or, in the case of restricted stock units, at the fair market value per share of the underlying Class A common stock on the date of the award.

41

DIRECTOR COMPENSATION

Director Summary Compensation Table
The following table provides information concerning the compensation paid by Johnson Outdoors in fiscal 2024 to each of the outside directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
John M. Fahey, Jr.	$127,500	$110,007	$237,507
Edward F. Lang	$90,000	$110,007	$200,007
Richard (“Casey”) Sheahan	$77,500	$110,007	$187,507
Katherine Button Bell	$80,000	$110,007	$190,007
Edward Stevens	$75,000	$110,007	$185,007
Jeffery M. Stutz	$70,000	$110,007	$180,007
Paul G. Alexander	$65,000	$110,007	$175,007
Liliann Annie Zipfel	$67,500	$110,007	$177,507

(1)
The amounts in this column reflect the dollar value of long-term equity-based compensation awards granted pursuant to our 2023 Non-Employee Director Stock Ownership Plan during fiscal 2024. These amounts equal the grant date fair value of shares of common stock in the case of an award of shares of restricted stock or the grant date fair value of the underlying shares of restricted stock in the case of an award of restricted stock units, computed in each case in accordance with FASB Accounting Standards Codification Topic 718-10. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to our Consolidated Financial Statements in the fiscal 2024 Annual Report on Form 10-K filed with the SEC on December 11, 2024 and such information is incorporated herein by reference.

The following table provides certain information regarding restricted stock issued to our outside directors in fiscal 2024 pursuant to the 2023 Non-Employee Director Stock Ownership Plan. The shares of restricted stock vest on the first anniversary of the date of grant.

Director	Number of Shares	Grant Date	Grant Date Fair Market Value(*)
John M. Fahey, Jr.	2,409	2/29/2024	$110,007
Edward F. Lang	2,409	2/29/2024	$110,007
Richard (“Casey”) Sheahan	2,409	2/29/2024	$110,007
Katherine Button Bell	2,409	2/29/2024	$110,007
Edward Stevens	2,409	2/29/2024	$110,007
Jeffrey M. Stutz	2,409	2/29/2024	$110,007
Paul G. Alexander	2,409	2/29/2024	$110,007
Liliann Annie Zipfel	2,409	2/29/2024	$110,007

*
The value of the award is based upon the grant date fair value of the award determined in accordance with FASB Accounting Standards Codification Topic 718-10. See the Notes to our Consolidated Financial Statements filed with the SEC on December 11, 2024 as part of the Annual Report on Form 10-K for the assumptions relied on in determining the value of these awards.

42

DIRECTOR COMPENSATION

The following table identifies the aggregate number of outstanding stock options as of September 27, 2024, outstanding shares of unvested restricted Class A common stock as of September 27, 2024 and outstanding shares of Class A common stock underlying unvested restricted stock units held by each outside director as of September 27, 2024 for which an election to defer receipt of such vested restricted stock units is not in effect.

Name of Outside Director	Number of Shares of Class A Common Stock Subject to Common Stock Options Outstanding as of September 27, 2024 or Restricted Stock Units Outstanding as of September 27, 2024	Number of Shares of Unvested Restricted Stock Outstanding as of September 27, 2024
John M. Fahey, Jr.	—	2,409
Edward F. Lang	—	2,409
Richard Casey Sheahan	—	2,409
Katherine Button Bell	—	2,409
Edward Stevens	—	2,409
Jeffrey M. Stutz	—	2,409
Paul G. Alexander	—	2,409
Liliann Annie Zipfel	—	2,409

43

CEO PAY RELATIVE TO MEDIAN PAY OF OUR EMPLOYEES
The compensation for our CEO in fiscal 2024 ($2,081,320 as disclosed in the 2024 Summary Compensation Table above) was approximately 46 to 1 times to the annual “total compensation” as defined by Item 402(u) of Regulation S-K of our median employee ($45,365). Total compensation includes base salary, bonus compensation, equity awards and other perquisites and allowances. Our CEO to median employee ratio is calculated in accordance with Item 402(u) of Regulation S-K and represents a reasonable estimate calculated in accordance with SEC regulations and guidance. We identified the median employee by examining the annual wage and target bonus amount reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for all individuals, excluding our CEO, who were employed by us on September 27, 2024. We included all our global employees across 10 countries, whether employed on a full-time, part time, temporary or seasonal basis. After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2024 Summary Compensation Table.

44

PAY VERSUS PERFORMANCE
As required by the pay versus performance rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 402(v) of Regulation S-K, we are providing the following information regarding the relationship between “compensation actually paid” to our named executive officers (“NEOs”) and certain of our financial performance metrics for each of the past four fiscal years.
Amounts included as “compensation actually paid” do not represent the value of cash compensation and equity awards actually received by our named executive officers but instead are amounts calculated pursuant to SEC rules and which result in adjustments to the amounts reported above in the summary compensation table. Shareholders should refer to the discussion of our compensation philosophy and programs described above under “Executive Compensation,” including the “Compensation Discussion and Analysis,” for a complete discussion of our compensation programs and their connection to our performance. Our Compensation Committee did not consider the following Pay Versus Performance analysis and disclosures in making compensation decisions with respect to any fiscal year shown below.
Pay Versus Performance Table
The following table sets forth additional compensation information for our CEO and our other Named Executives (Other NEOs) (averaged) along with total shareholder return, net income, and pre-tax income performance results for fiscal 2024, 2023, 2022 and 2021.

					Year-end value of $100 invested on 9/30/2020 in:
Year	Summary Comp. Table Total for Johnson- Leipold, Helen P ($)[1]	Comp. Actually Paid to Johnson- Leipold, Helen P ($)[1,2]	Average Summary Comp. Table Total for Non-CEO NEOs ($)[1]	Average Comp. Actually Paid to Non-CEO NEOs ($)[1,2]	Johnson Outdoors ($)	S&P 600 Consumer Discretionary Sector ($)[3]	Net Income/ (Loss) (in millions) ($)	Pre-tax Income/ (Loss) (in millions) ($)[4]
2024	$2,081,320	$513,854	$1,045,804	$424,806	$45.52	$176.42	($26.53)	($29.86)
2023	$2,147,751	$1,283,488	$1,226,621	$1,069,711	$66.28	$132.58	$19.53	$25.82
2022	$2,446,656	($848,899)	$1,121,919	($263,603)	$60.87	$110.44	$44.49	$58.89
2021	$3,231,701	$6,173,580	$1,393,706	$2,273,959	$128.21	$166.98	$83.38	$112.92

(1)	For 2024, 2023, 2022 and 2021 the CEO was Helen P. Johnson-Leipold (Current CEO) and the sole Other NEO was David W. Johnson.

45

PAY VERSUS PERFORMANCE

(2)	Compensation actually paid (“CAP”) was determined by making the following adjustments for equity awards:

	2024		2023		2022		2021
	CEO ($)	Average of Other NEOs ($)	CEO ($)	Average of Other NEOs ($)	CEO ($)	Average of Other NEOs ($)	CEO ($)	Average of Other NEOs ($)
Summary Compensation Table (“SCT”) Total	$2,081,320	$1,045,804	$2,147,751	$1,226,621	$2,446,656	$1,121,919	$3,231,701	$1,393,706
Adjustments:
Amounts Reported as ‘Stock Awards’ in SCT	($1,150,016)	($524,982)	($1,149,478)	($524,984)	($1,150,005)	($512,451)	($999,969)	($499,940)
Addition: Fair value at year-end of awards granted during the covered fiscal year that are outstanding and unvested at year-end	$170,194	$215,423	$438,305	$353,972	$413,336	$221,066	$1,859,071	$774,544
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	($511,233)	($308,737)	($317,729)	($57,208)	($2,337,138)	($1,056,581)	$2,055,859	$589,028
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during such year	($76,411)	($21,510)	$164,639	$56,303	($221,748)	($49,684)	$26,918	$9,293
Addition: Dividends on vesting of restricted stock grants	—	$18,808	—	$15,007	—	$12,128	—	$7,328
Compensation Actually Paid	$513,854	$424,806	$1,283,488	$1,069,711	($848,899)	($263,603)	$6,173,580	$2,273,959

Summary Compensation Table amounts reflect the grant date fair values of equity awards. For CAP calculation purposes, adjustments have been made to reflect fair values as of each measurement date. For performance-based restricted stock units, this includes actual and forecasted funding results as of end of each fiscal year as disclosed in the table above.
(3)
Company and peer group total shareholder return (“TSR”) for each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on September 30, 2020. For purposes of the table, the Company’s peer group is the S&P 600 Consumer Discretionary Sector, as reflected in our stock performance graph in our Annual Report on Form 10-K, which was filed with the Commission on December 11, 2024.

(4)
Our company-selected measure, which is the measure we believe represents the most important financial performance not otherwise presented in the table above that we use to link compensation actually paid to our NEOs for fiscal 2024 to our performance, is pre-tax income, as discussed in our “Compensation Discussion and Analysis – Components of Executive Compensation – Annual Cash Incentives.”

Relationship Between Pay and Performance
As described above under “Executive Compensation,” including the “Compensation Discussion and Analysis,” we generally seek to (1) provide a market competitive target total compensation opportunity that is straightforward and understandable to all stakeholders, (2) through incentive compensation programs, provide for actual pay that is commensurate with performance (i.e., “pay for performance”), with meaningful upside and downside opportunities, balanced between short-and long-term perspectives, and focused on delivering enhanced value to shareholders, and (3) structure the arrangements in a cost-effective manner and without encouraging unreasonable or excessive risk-taking. We, therefore, do not specifically align our performance measures with “compensation actually paid” as determined under Item 402(v) of Regulation S-K for a particular fiscal year. Nonetheless, in accordance with such rule we are providing the following descriptions of the relationships between information presented in the above Pay Versus Performance Table.

46

PAY VERSUS PERFORMANCE

The charts shown below present a graphical comparison of compensation actually paid to our CEO and the average compensation actually paid to our Other NEOs set forth in the Pay Versus Performance Table above, as compared against the following performance measures: our (1) TSR, (2) peer group TSR, (3) net income, and (4) pre-tax income. The chart reflecting our TSR and peer group TSR also provide a comparison of our TSR to the peer group TSR for the four-year period.
Total shareholder return in the first chart below, in the case of both the Company and our peer group, reflects the cumulative return of $100 as if invested on September 30, 2020, including reinvestment of dividends.

47

PAY VERSUS PERFORMANCE

Most Important Performance Measures for 20241
As described in greater detail in this Proxy Statement, the Company’s executive compensation programs reflect a pay-for-performance philosophy. The metrics that the Company uses for both long-term and short-term incentive awards are selected generally based on an objective of incentivizing our NEOs to increase the value of the Company for our shareholders and to align compensation with our strategic goals for the Company. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

Pre-tax income
Net sales
Operating profit
Return on invested capital

[1]	See “Compensation Discussion and Analysis—Components of Executive Compensation” for additional discussion.

48

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Person Transactions
The Company purchases certain services primarily from S.C. Johnson & Son, Inc. (“S.C. Johnson”) and, to a lesser extent, from other organizations controlled by Johnson Family members (including Ms. Johnson-Leipold) and other related parties. For example, the Company leases its headquarters facility from Johnson Bank and S.C. Johnson provides the Company with administrative services, conference facilities and transportation services. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during fiscal 2024 was approximately $1,538,000.
Review and Approval of Related Person Transactions
The charter for the Audit Committee provides that it is responsible for the review and approval of related party transactions in accordance with NASDAQ listing requirements. Based upon the Audit Committee’s review, the Company believes that all related person transactions described above were at arms-length and contained terms that were no less favorable than what could have been obtained from an unaffiliated third party. The Board of Directors has also adopted a formal written set of policies and procedures for the review, approval and ratification of related person transactions.
SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and more than 10 percent shareholders to file with the SEC reports on prescribed forms of their beneficial ownership and changes in beneficial ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 reports were required to be filed, the Company believes that during fiscal 2024 and fiscal 2025 to date all reports required by Section 16(a) to be filed by the Company’s officers, directors and more than 10 percent shareholders were filed on a timely basis.

49

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Proposal
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and SEC rules and regulations (and consistent with the similar proposal on executive compensation submitted to the Company’s shareholders in connection with prior Annual Meetings of Shareholders), the Company’s Board of Directors has authorized a non-binding advisory shareholder vote to approve the compensation of the Company’s named executive officers as reflected in the section herein titled “Executive Compensation,” the disclosures regarding named executive officer compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other executive compensation information provided in this Proxy Statement. This proposal, commonly known as a “Say on Pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay programs and policies.
The Company believes its compensation policies and procedures align the executive officers’ compensation with the Company’s short-term and long-term performance and provide the compensation and incentives needed to attract, motivate and retain key executives who are important to the Company’s continued success. The Compensation Committee periodically reviews and approves the Company’s compensation policies and procedures, and periodically reviews its executive compensation programs and takes any steps it deems necessary to continue to fulfill the objectives of the Company’s compensation programs.
Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation programs. These programs have been designed to promote a performance-based culture which aligns the interests of our named executive officers and other managers with the interests of the shareholders. This includes annual incentive cash compensation based on the named executive officers achieving their individual goals and objectives, together with incentive compensation based on the Company achieving specified financial performance measures. A substantial portion of our named executive officers’ compensation is also based on equity awards with long-term vesting or performance-based requirements.
Highlights of the Company’s compensation programs include the following:
•	Neither of the named executive officers have any employment agreements with the Company;
•	The Company is not required to provide any severance or termination pay or benefits to any named executive officer;
•	The named executive officers are not entitled to any tax gross-up payments in connection with any Company compensation programs;
•
Although the Company is a “Controlled Company,” and is therefore exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a Compensation Committee composed entirely of independent directors, each member of the Company’s Compensation Committee is independent under the applicable standards of the NASDAQ Stock Market;

•
The Company’s compensation focuses on performance, with base pay accounting for approximately 21% of total compensation opportunity for Ms. Johnson-Leipold and approximately 29% of total compensation opportunity for Mr. Johnson for fiscal 2024. The remainder of their total compensation opportunity is comprised of cash incentive bonuses based on achieving individual goals and Company financial performance, and long-term equity awards;

•
A substantial portion of the named executive officers’ compensation consists of annual cash incentives based upon achieving specific goals and objectives under our Cash Bonus Plan. In order for named executive officers to receive an annual incentive cash bonus, the Company must also meet an additional hurdle based on a minimum level of net income and return of profit to shareholders;

50

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

•	The Company has a “clawback” or compensation recovery policy which provides for the recoupment of incentive compensation in the event of certain accounting restatements;
•
The Compensation Committee continually monitors Company performance and adjusts compensation practices accordingly. For example, beginning with fiscal 2016, all the equity awards made to our CEO are based on achieving a specified level of financial performance for the Company. Beginning in fiscal 2016, the Compensation Committee also modified the portion of the long-term equity incentive awards (i.e., the portion issued in the form of performance-based restricted stock units) that are linked to achieving Company performance goals to be based on a three-year performance period rather than a one year period, to better coincide with the Company’s three year strategic plan; and

•
The Compensation Committee regularly assesses the Company’s individual and total compensation programs against peer companies, the general marketplace and other industry data points and the Compensation Committee utilizes an independent consultant to engage in ongoing independent review of all aspects of our executive compensation programs.

Accordingly, shareholders are being asked to vote on the following resolution:
“Resolved, that the compensation paid to Johnson Outdoors’ named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative disclosures, is hereby approved by the shareholders of Johnson Outdoors Inc.”
Because this shareholder vote is advisory, it will not be binding on the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Vote Required for Approval
If a quorum exists, the approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the votes cast, in person or by proxy, and entitled to vote thereon, for this proposal to exceed the votes against this proposal. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.
Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” the non-binding advisory resolution approving our executive compensation.

51

SHAREHOLDER PROPOSALS
All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for presentation at the 2026 Annual Meeting of Shareholders must be received at the offices of the Company, Attention: Corporate Secretary, 555 Main Street, Racine, Suite 342, Wisconsin 53403 by September 12, 2025 (120 days prior to the anniversary date of the mailing of this Proxy Statement) for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise (other than pursuant to SEC Rule 14a-8) intends to present business at the 2026 Annual Meeting of Shareholders must comply with the requirements set forth in the Company’s Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 120 days prior to the first anniversary date of the preceding year’s annual meeting and not less than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (namely, proposals shareholders intend to present at the 2026 Annual Meeting of Shareholders but do not intend to have included in the Company’s proxy statement and form of proxy for such meeting) prior to the close of business on November 29, 2025, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2026 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2026 Annual Meeting of Shareholders, then the persons named in the proxies solicited by the Board of Directors for the 2026 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.
In addition to satisfying the notice requirements under the Company Bylaws, to comply with universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than November 29, 2025 which is 90 calendar days prior to the anniversary of this year’s meeting date.

52

OTHER MATTERS
The Company has filed an Annual Report on Form 10-K with the SEC for the fiscal year ended September 27, 2024. This Form 10-K will be mailed on or around January 10, 2025, to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Pursuant to, and in accordance with, the rules of the SEC, the Company, where allowed, is delivering only one copy of the Company’s 2024 Annual Report on Form 10-K and this Proxy Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2024 Annual Report on Form 10-K and/or this Proxy Statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder residing at a shared address and would like to request an additional copy of the Company’s 2024 Annual Report on Form 10-K and/or this Proxy Statement now or with respect to future mailings (or to request to receive only one copy of the Annual Report and Proxy Statement if you are currently receiving multiple copies), then you may notify the Company (1) by writing to the Corporate Secretary, Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403 or (2) via email to: proxy@johnsonoutdoors.com.
The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will also reimburse brokerage firms, custodians, nominees, fiduciaries and others for expenses incurred in forwarding proxy material to the beneficial owners of the Company’s common stock.
Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

By Order of the Board of Directors

Secretary & Chief Legal Officer

January 10, 2025

53

JOHNSON OUTDOORS INC.
555 MAIN ST., SUITE 342
RACINE, WI 53403

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JOUT2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to stop receiving paper proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58684-P19358 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JOHNSON OUTDOORS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Paul G. Alexander
02) John M. Fahey, Jr.
03) Jeffrey M. Stutz

The Board of Directors recommends you vote FOR the following proposals:

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CLASS A

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held virtually on Thursday, February 27, 2025, at 8:00 a.m. Central Standard Time (CST). These materials include our 2025 Proxy Statement, a proxy voting card and return envelope, as well as our Form 10-K Annual Report. If you have any questions, please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6655 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's Fiscal 2024 Annual Report, which is available online at https://www.johnsonoutdoors.com/annual-report.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

V58685-P19358

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders
February 27, 2025 8:00 a.m. (CST)
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and KHALAF M. KHALAF, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the virtual Annual Meeting of Shareholders of such corporation to be held on Thursday, February 27, 2025 at 8:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; "FOR" THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING OCTOBER 3, 2025; "FOR" THE APPROVAL OF THE NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

JOHNSON OUTDOORS INC.
555 MAIN ST., SUITE 342
RACINE, WI 53403

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JOUT2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to stop receiving paper proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58686-P19358 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JOHNSON OUTDOORS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Helen P. Johnson-Leipold
02) Liliann Annie Zipfel
03) Katherine Button Bell
04) Edward F. Lang
05) Richard ("Casey") Sheahan
06) Edward Stevens

The Board of Directors recommends you vote FOR the following proposals:

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CLASS B

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held virtually on Thursday, February 27, 2025 at 8:00 a.m. Central Standard Time (CST). These materials include our 2025 Proxy Statement, a proxy voting card and return envelope, as well as our Form 10-K Annual Report. If you have any questions, please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6655 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's Fiscal 2024 Annual Report, which is available online at https://www.johnsonoutdoors.com/annual-report.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

V58687-P19358

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders
February 27, 2025 8:00 a.m. (CST)
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and KHALAF M. KHALAF, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the virtual Annual Meeting of Shareholders of such corporation to be held on Thursday, February 27, 2025 at 8:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; "FOR" THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING OCTOBER 3, 2025; "FOR" THE APPROVAL OF THE NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.